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                                                                   EXHIBIT 10.39

Portions of this Exhibit marked with an "**" have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                 T-MOBILE USA SERVICE PARTNER SERVICES AGREEMENT

THIS SERVICES AGREEMENT (this "Agreement") is made effective as of August 1, 2005 (the "Effective Date"), between T-Mobile USA, Inc., a Delaware Corporation with a principal place of business at 12920 SE 38th Street, Bellevue, Washington 98006 ("T-Mobile USA") and StarTek USA, Inc., a Colorado corporation with a principal place of business at 100 Garfield Street, Denver, Colorado 80206 ("Service Partner").

For good and valuable consideration, including the mutual covenants contained in this Agreement, T-Mobile USA and StarTek USA, Inc. (together, the "Parties" and individually, a "Party") agree as follows:

1.    SCOPE OF WORK.

      1.1. Statement of Work. StarTek USA, Inc. agrees to perform the Services described in Exhibit A - 1 entitled "STATEMENT OF WORK - - [**]", Exhibit A - 2 entitled "STATEMENT OF WORK - [**]", Exhibit A - 3 entitled "STATEMENT OF WORK - [**]", Exhibit A - 4 "STATEMENT OF WORK - [**]", Exhibit A - 5 "STATEMENT OF WORK - [**]", Exhibit A - 6 "STATEMENT OF WORK - [**], The Parties acknowledge and agree that the Parties' ability to perform certain obligations pursuant to this Agreement is conditioned upon the full, proper and timely performance by the other Party of its obligations pursuant to this Agreement. Each Party shall cooperate fully with the other Party in carrying out the obligations pursuant to this Agreement in a timely and efficient manner and in accordance with the terms hereof.

      1.2. Performance of Services. StarTek USA, Inc. shall comply in all material respects with all applicable registration and licensing requirements so as to enable StarTek USA, Inc. to perform the Services required under this Agreement. StarTek USA, Inc. shall have all necessary rights and licenses to use all software and hardware provided by it so as to enable StarTek USA, Inc. to perform the Services hereunder. The performance of the Services by StarTek USA, Inc. and use by each Party of all software and hardware provided by each party for the performance of Services in connection therewith will not infringe any trade name, trademark, services, copyright, patent, trade secret or other intellectual property or proprietary right of any third party.

2.    INVOICES AND PAYMENT.

      2.1. Form of Invoices. All invoices for payment shall be submitted monthly to T-Mobile USA, within [**] business days after the [**] for payment. Such invoices shall meet the itemization guidelines outlined in T-Mobile USA Service Partner Invoice Guidelines .

      2.2. Supporting Documentation. All invoices shall be accompanied by the supporting documentation and information set forth in the T-Mobile USA Service Partner Invoice Guidelines. T-Mobile USA may from time to time request additional information from StarTek USA, Inc. that may be derived from such supporting documentation and information. All [BILLED HANDLE MINUTES] for the Services must be supported and verifiable by [**]. All billed hours for the Services must

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            be supported and verifiable by agent level detail, labor summary reports or other mutually agreed supporting documentation.

      2.3. Pricing. T-Mobile USA shall be obligated to pay StarTek USA, Inc. for Services pursuant to this Agreement at the prices provided in all Exhibits hereto. T-Mobile USA further agrees to pay [**], in connection with the provision, sale, or use of the Services provided hereunder.

      2.4. Payment of Invoices. Except to the extent reasonably and in good faith disputed by T-Mobile USA, T-Mobile USA shall pay to StarTek USA, Inc. or their assignee all invoices [**]. Any undisputed amount
            (s) payable by T-Mobile USA to StarTek USA, Inc. hereunder that is not paid by T-Mobile USA [**] shall bear interest [**], not to exceed the maximum amount allowed by law, from the date such amount was due until the date payment is received by StarTek USA, Inc..

      2.5. SERVICE PARTNER Invoicing Disputes and Request for Further Substantiation. T-Mobile USA will notify StarTek USA, Inc. of any invoicing disputes or requests for further substantiation within [**] of the receipt of the invoice. Such notice shall set forth in reasonable detail the amount disputed and the basis and facts upon which T-Mobile USA disputes or needs further information. Within [**], StarTek USA, Inc. shall respond to the individual designated for response in T-Mobile USA's written notice ("T-Mobile USA Representative") in writing with a detailed explanation stating the factual basis for demanding payment on any amount in dispute; and in the event StarTek USA, Inc. and the T-Mobile USA Representative are unable to resolve the dispute within [**] from the date of StarTek USA, Inc.'s response, the parties shall refer the matter to a Vice President of StarTek USA, Inc. and the Director for Service Partner Management of T-Mobile USA to be resolved. If the executives are unable to resolve the dispute within [**] from the date of referral, either party may pursue such other remedies as may be available to them. If T-Mobile USA does not provide notice of dispute as provided above, T-Mobile USA shall pay the invoice without prejudice to any rights it may have to later dispute the invoice. The undisputed portions of all invoices shall be paid in accordance with Section
            2.4 hereof. Amounts that have been disputed are payable within [**] of resolution of dispute and late charges as provided in 2.4 shall apply from the date of resolution of the applicable invoice if not paid within the [**].

      2.6. Right of Audit. T-Mobile USA reserves the right to conduct 3 (three) separate types of audits, an operational audit, a financial audit and a [**].

            2.6.1. The Operational Audit will take place during SERVICE PARTNER normal business hours, up to [**] per site with written notification no less than [**] in advance. SERVICE PARTNER shall keep complete and accurate records documenting the performance of the specific KPIs (Key Performance Indicators) as outlined in the SOW, Exhibit A. SERVICE PARTNER shall make their records available to T-Mobile USA or any

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                  authorized representative of T-Mobile USA [**]. The cost of any audit shall be borne by T-Mobile USA.

            2.6.2. The Financial Audit. SERVICE PARTNER shall keep complete and accurate records and documentation to substantiate the amounts claimed in any invoice, which records shall be made available to T-Mobile USA for audit as set forth below. During SERVICE PARTNER normal business hours and upon [**] prior written notice, SERVICE PARTNER shall make its records available for audit by T-Mobile USA or any authorized representative of T-Mobile USA [**], and until [**] after completion of the Services or [**] whichever occurs first.

            2.6.3. [**]. SERVICE PARTNER shall keep complete and accurate [**]
                  records and documentation related to the performance on all T-Mobile lines of business. During SERVICE PARTNER normal business hours and upon [**] written notice, SERVICE PARTNER shall make its [**] records and [**] for all T-Mobile USA lines of business available for audit by T-Mobile USA or a third party named by T-Mobile USA. These [**] records and [**] for T-Mobile USA lines of business shall be available until [**] after completion of the Services or [**] whichever occurs first.

      2.7. Cost of Audit and Repayment. The cost of any audit shall be borne by T-Mobile USA, however, if the audit discovers an error in T-Mobile USA's favor that is [**] SERVICE PARTNER shall bear the cost of the audit. Any over-billing discovered as a product of such audit shall be repaid in full to T-Mobile USA within [**] unless otherwise negotiated and agreed by the parties.

3.    TERM AND TERMINATION.

      3.1. Unless terminated sooner as provided herein, this Agreement shall commence as of the Effective Date and continue for a period of one
            (1) years.

            3.1.1. This agreement shall automatically renew for one-year, until
                  August 1, 2007, unless either party provides written notice of non-renewal to the other party at least ninety (90) days prior to the expiration to the current term, August 1, 2006.

      3.2. Termination for Convenience and by Agreement. T-Mobile USA may terminate this Agreement upon giving at least ninety (90) days prior written notice to StarTek USA, Inc., or (ii) by agreement of the Parties.

      3.3. Termination for Breach or Force Majeure. Either Party may terminate this Agreement immediately upon notice to the other Party (i) if the other Party materially breaches this Agreement and fails to cure such breach within [**] days of receipt of written notice of such breach from the non-breaching Party; (ii) if the other Party becomes insolvent, invokes as a debtor any laws relating to the relief of debtors from creditor's rights, or has such laws invoked against it, is the subject of liquidation or termination of business, is adjudicated bankrupt, or is involved in an assignment for the benefit of its creditors; or (iii) upon the

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            occurrence and after continuance of an event of force majeure for a period of [**], or in other circumstances, as provided in Exhibits A
            - 1 through A - 6.

      3.4. Effect of Termination. The expiration or termination of this Agreement shall not relieve or discharge either Party from any obligation hereunder, which survives termination. Except in the event of termination of this Agreement by StarTek USA, Inc. as a result of the failure of T-Mobile USA to pay undisputed invoices for Services performed by StarTek USA, Inc. , in the event of any termination, StarTek USA, Inc. agrees to cooperate with T-Mobile USA to effectuate an orderly transition of the business and will continue to provide Services hereunder at the prices provided in Exhibits A - 1 through A - 6 pursuant to a schedule mutually agreeable to the parties (which may include a schedule for ramping down services) for a reasonable period of time not to exceed [**] from the date of termination. In the event any transition service is not provided for in Exhibits A - 1 through A - 6, T-Mobile USA shall pay a mutually agreed upon cost to StarTek USA, Inc. for those transition services.

      3.5. Termination of Prior Agreement. Effective upon execution of this Agreement, the Amended and Restated Services Agreement, dated April 1, 2002, between the parties including the Exhibits with Statements of Work for Standard [**], Advanced [**], Offline, and Prepay services shall be considered terminated by mutual agreement of the parties.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1. SERVICE PARTNER. StarTek USA, Inc. hereby represents and warrants to T-Mobile USA as follows:

            4.1.1. StarTek USA, Inc. is financially solvent, able to pay its debts and possesses sufficient working capital to provide and complete the Services in accordance with this Agreement.

            4.1.2. StarTek USA, Inc. has the experience and skills necessary to perform and provide the Services required under this Agreement. All Services provided by StarTek USA, Inc. shall be performed (i) in a professional manner, commensurate with that which is customary in the industry, (ii) in compliance with all applicable federal, state and local laws, rules, regulations and ordinances and (iii) in compliance with T-Mobile USA's applicable written policies which have been or will be provided to StarTek USA, Inc. not less than thirty
                  (30) days prior to the effectiveness of such written policies.

            4.1.3. All information supplied by or on behalf of StarTek USA, Inc.
                  shall be accurate and complete in all material respects.

            4.1.4. StarTek USA, Inc. is in compliance with all applicable federal, state and local laws, rules, regulations and ordinances relating to the Services to be performed by StarTek USA, Inc. for the benefit of T-Mobile USA hereunder. StarTek USA, Inc. entering into and performing its obligations pursuant to this Agreement will not violate any agreement between StarTek USA, Inc. and any third party.

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5.    LIABILITY PROVISIONS.

      5.1.  Indemnification; Limitations on Liability.

            5.1.1. StarTek USA, Inc. Obligations. StarTek USA, Inc. shall indemnify and hold T-Mobile USA harmless from and against any and all claims, liabilities, losses, damages (including reasonable attorneys' fees, costs and other litigation expenses), and causes of action relating to (i) a material breach of this Agreement by StarTek USA, Inc. or (ii) bodily injury, death, or personal property damage proximately caused by the negligence or willful misconduct of StarTek USA, Inc. provided, however, SERVICE PARTNER shall not be responsible for claims, liabilities, losses, damages, and causes of action to the extent caused by the acts or omissions of T-Mobile USA.

            5.1.2. T-Mobile USA's Obligations. T-Mobile USA shall indemnify, defend and hold StarTek USA, Inc. harmless from and against any and all claims, liabilities, losses, damages (including reasonable attorneys' fees, costs and other litigation expenses), and causes of action relating to (i) a material breach of this Agreement by T-Mobile USA or (ii) bodily injury, death, or personal property damage proximately caused by the negligence or willful misconduct of T-Mobile USA provided, however, T-Mobile USA shall not be responsible for claims, liabilities, losses, damages, and causes of action to the extent caused by the acts or omissions of StarTek USA, Inc..

            5.1.3. Procedure. Each Party's indemnification obligations hereunder shall be subject to (a) receiving written notice of the existence of any action, (b) permitting the indemnifying party, at its option, to control the defense of such action,
                  (c) permitting the indemnified party to participate in the defense of any action, (at the expense of the indemnifying party) and (d) receiving reasonable cooperation of the indemnified party in the defense thereof.

            5.1.4. Limitations. The indemnification rights of an indemnified party hereunder shall be the exclusive monetary remedy of the indemnified party with respect to the claims to which such indemnification relates.

      5.2. Limitation on Liability. StarTek USA, Inc. SHALL NOT BE LIABLE TO T-MOBILE USA AND T-MOBILE USA SHALL NOT BE LIABLE TO STARTEK USA, INC. (REGARDLESS OF THE FORM OF ACTION OR THE CLAIM (E.G. CONTRACT, WARRANTY, TORT, MALPRACTICE, AND/OR OTHERWISE)) FOR INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR ANY LOSS OF REVENUE, LOST PROFITS, LOST BUSINESS OPPORTUNITIES, OR FOR ANY FAILURE TO REALIZE SAVINGS OR OTHER BENEFITS, EVEN IF ADVISED OF THE POSSIBILITY OF ANY OF THE FOREGOING; AND THE ENTIRE LIABILITY OF ONE PARTY TO THE OTHER PARTY UNDER OR IN RELATION TO THIS AGREEMENT FOR ANY LOSS OR DAMAGE, AND REGARDLESS OF THE FORM OF ACTION WILL BE LIMITED TO PROVEN, ACTUAL, OUT-OF-POCKET EXPENSES WHICH ARE REASONABLY INCURRED. THE AGGREGATE LIABILITY OF STARTEK USA, INC. AND T-MOBILE USA RELATING TO OR ARISING FROM THIS

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            AGREEMENT AND FOR ANY AND ALL CAUSES OF ACTION SHALL NOT EXCEED
            [**]. THIS SECTION SHALL NOT APPLY TO ANY TORT LIABILITY BASED ON NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN PHYSICAL DAMAGE TO TANGIBLE PROPERTY OR PERSONAL INJURY OR DEATH OR FOR A BREACH OF THE CONFIDENTIALITY REQUIREMENTS HEREUNDER OR LIABILITY UNDER SECTION
            6.4. THIS AGREEMENT, AND THIS SECTION IN PARTICULAR, DEFINES A MUTUALLY AGREED UPON ALLOCATION OF RISK, AND THE FEES AND OTHER CONSIDERATION HAVE BEEN SET TO REFLECT SUCH ALLOCATION.

6.    INTELLECTUAL PROPERTY/CONFIDENTIALITY.

      6.1. Ownership of Materials. Each Party retains any and all rights to its own previously existing information, software and/or developments and to its own information, software and/or developments that are created separately from and independent of its activities under the Agreement. Except as specifically set forth in this Agreement, neither Party obtains rights to information provided by the other solely by its access to or use of the information in performing its obligations or exercising its rights hereunder.

      6.2. Data. As between T-Mobile USA and StarTek USA, Inc., T-Mobile USA will own exclusively all data received or collected by StarTek USA, Inc. as a direct result of the Services provided hereunder. StarTek USA, Inc. shall return all such data upon written request of T-Mobile USA.

      6.3.  No License. Except as otherwise provided in Exhibits A - 1 through A
            - 6, neither Party is granted any license in intellectual property that is owned or developed by the other Party.

      6.4. Confidentiality. The Parties acknowledge that each may be given access to certain confidential or secret information and material relating to or owned by the other, including but not limited to financial information, customer lists, information pertaining to T-Mobile USA or StarTek USA, Inc. customers, files and other information regarding that Party's business, organization, operations, and plans in the course of the performance under the Agreement. Such information and material shall be the sole and exclusive property of the provider of such information, and each Party agrees that during the term of the Agreement and for five (5) years thereafter (and with respect to trade secrets, indefinitely), the receiving Party will not disclose such confidential or secret information or material, or the terms of the Agreement, to any governmental agency, person, entity, firm, or corporation, or use confidential or secret information or material except in furtherance of the Agreement, without the express prior written consent of the other Party. This section shall not apply to any information (a) previously known to the receiving Party free of any obligation to keep it confidential, (b) that has been or which becomes publicly known through no wrongful act of the receiving Party, (c) which is rightfully received from a third party who is under no obligation of confidence to either Party, (d) which is independently developed by the receiving Party without resort to information which has been disclosed

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            pursuant to the Agreement or (e) is required to be disclosed in order to comply with applicable laws (including state and federal securities laws applicable to StarTek USA, Inc. as a public company) or administrative process or any governmental or court order; provided, however, that in a circumstance where disclosure is compelled by governmental or court order the Party that is subject to such compelled disclosure shall give the other Party prompt prior notice of such compelled disclosure so that the other Party may seek to protect such information. The receiving Party shall return the confidential information to the disclosing Party upon request by the disclosing Party. This Section shall survive termination of the Agreement.

7.    GENERAL PROVISIONS.

      7.1. Entire Agreement. This Agreement, including all exhibits, which are incorporated herein by this reference, contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the Parties.

      7.2. Assignment. StarTek USA, Inc. acknowledges that the Services to be rendered by StarTek USA, Inc. are unique and personal. Accordingly, StarTek USA, Inc. may not assign any of StarTek USA, Inc.'s rights, including the right to receive payments, or delegate any of StarTek USA, Inc.'s duties or obligations under this Agreement without the prior written consent of T-Mobile USA. T-Mobile USA may assign its rights hereunder upon its sole discretion, subject to StarTek USA, Inc.'s verification of assignee's ability to fulfill the financial obligations under this Agreement. This Agreement shall inure to the benefit of and shall be binding upon the permitted successors and assigns of the Parties.

      7.3. Publicity. Except as required by law, including state and federal securities laws applicable to StarTek USA, Inc. as a public company, SERVICE PARTNER will limit disclosure to their Board and investors of the existence of this Agreement and will not make any disclosure to any third party concerning its business relationship with T-Mobile USA, including any press releases, without the prior written approval of T-Mobile USA.

      7.4. Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Washington, without regard to the conflict of laws or choice of law provisions thereof.

      7.5. Construction. This Agreement, together with all Exhibits hereto, represents the wording selected by the Parties to define their agreement and no rule of strict construction shall apply against either Party. This Agreement is written in, and shall be governed by, the English language. This Agreement may be translated into one or more languages, provided, however, in the event of any conflict in interpretation between this Agreement and any foreign language translation, the interpretation of this English version of the Agreement shall prevail. This Agreement (a) represents the entire agreement between the Parties relating to the subject matter of this Agreement, (b) supersedes and terminates all prior purchase orders, agreements, understandings, representations, and warranties applicable to the subject matter of this Agreement, and (c) may only be amended

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            or modified by a writing signed by both Parties by their duly authorized representatives (which in the case of T-Mobile USA shall be a Vice President or higher). Any waiver pursuant to this Agreement must be in writing and any waiver of one event shall not be construed as a waiver of subsequent events. Headings used in this Agreement are for reference only and shall not be deemed a part of this Agreement.

      7.6. Relationship. The Parties acknowledge and agree that their relationship shall be solely and exclusively that of independent contractors, and that in no event shall either Party be, claim to be, or be deemed to be an employee, agent, or partner of the other Party by reason of or with respect to this Agreement or any Services provided pursuant to this Agreement. Without limiting the generality of the foregoing, each Party agrees (a) to conduct itself strictly as an independent contractor pursuant to this Agreement, and (b) to comply with all applicable laws, rules and regulations, including without limitation all laws, rules and regulations governing payment of federal and state income taxes, self-employment taxes, estimated taxes, sales, use and service taxes, and all other federal, state, local and foreign taxes of any nature imposed with respect to any obligations pursuant to this Agreement or payments therefore. T-Mobile USA shall have the right to request StarTek USA, Inc. to remove any personnel from the T-Mobile USA account who has engaged in poor performance, fraud or breach of this Agreement.

      7.7. Non-Solicitation. Without the prior written consent of the other Party, during the term of this Agreement and continuing through the first anniversary of the termination of this Agreement, neither Party shall, and shall ensure that its affiliates do not, directly or indirectly, solicit or attempt to solicit for employment any persons employed by the other Party who are directly involved in carrying out the obligations of the Parties pursuant to this Agreement.

      7.8. Notice. Any notice or communication required or permitted to be given hereunder (other than forecasts required to be delivered pursuant Exhibits A- 1 through A- 6) shall be in writing and may be delivered by hand, deposited with an overnight courier, sent by email, confirmed facsimile (followed by delivery of a copy by US
            Mail), or mailed by registered or certified mail, return receipt requested, postage prepaid, in each case to the address of the receiving Party as set forth in this section. Such notice shall be deemed to have been given as of the date it is delivered, mailed, emailed, faxed or sent, whichever is earlier.

                  To: T-Mobile USA

                  Dave Miller
                  Sr. Vice President and General Counsel
                  To T-Mobile USA
                  12920 SE 38th Street
                  Bellevue, WA 98006

                  To: StarTek USA, Inc.

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                  Steve Butler
                  CEO
                  StarTek USA, Inc.
                  100 Garfield Street
                  Denver, Colorado 80206

      7.9. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance, at any time or to any extent, is held invalid, illegal, or unenforceable by a court of competent jurisdiction by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transaction contemplated hereby is fulfilled to the maximum extent possible.

      7.10. DOJ Agreement. T-Mobile USA has entered into an agreement with the Federal Bureau of Investigation and the Department of Justice that requires parties contracting with T-Mobile USA to comply with applicable terms. StarTek USA, Inc. agrees as follows:

            7.10.1. StarTek USA, Inc. shall not throughout the term of this
                  Agreement or at any time thereafter store subscriber audio or data communications occurring in the U.S., or any other subscriber information, including, without limitation, call transactional data, call associated data, call identifying data, subscriber information and subscriber billing records (collectively, "Subscriber Information") outside of the United States without T-Mobile USA 's prior written consent, which may be withheld for no reason, or any reason, in T-Mobile USA's sole discretion; provided, however, that T-Mobile USA understands that StarTek USA, Inc. will be providing the Services in [**], and as a result, T-Mobile USA hereby consents to the storage by StarTek USA, Inc. of all Subscriber Information necessary to perform the Services under this Agreement in [**] for the term of this Agreement.

            7.10.2. StarTek USA, Inc. will provide T-Mobile USA within at least thirty (30) days prior written notice of its desire to store Subscriber Information in another location different from [**] including description of the communications and/or information, identification of the custodian, identification of the proposed location where the communications and/or information would be stored; and identification of the factors it considered in seeking to store the communications and/or information outside [**].

            7.10.3. StarTek USA, Inc. will store billing records relating to
                  T-Mobile USA subscribers for a minimum period of two years;

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            7.10.4. StarTek USA, Inc. will store Subscriber Information in its possession, custody and control if requested by a domestic governmental entity pursuant to 18 U.S.C. Section 2703(f);

            7.10.5. StarTek USA, Inc. will store Subscriber Information in a manner such that the communications and/or information do not become subject to mandatory destruction under any foreign laws;

            7.10.6. StarTek USA, Inc. will make available in the United States all Subscriber Information that is stored by StarTek USA, Inc. or a third party (as permitted under this Agreement);

            7.10.7. StarTek USA, Inc. will not disclose Subscriber Information to any foreign government or entity without first (i) satisfying all applicable U.S. federal, state and local legal requirements, including receiving appropriate authorization by a domestic U.S. court, or receiving prior written authorization from the U.S. Department of Justice, and (ii) notifying T-Mobile USA of the request for such information within five (5) days of its receipt;

            7.10.8. StarTek USA, Inc. will protect the confidentiality and security of all lawful U.S. process and the confidentiality and security of Classified Information and Sensitive Information in accordance with federal and state laws and regulations.

      7.11. System Security. StarTek USA, Inc. warrants that it has taken such precautions as are necessary to ensure that its computer and electronic systems are secure from breach or intrusion by unauthorized third parties. In the event that a StarTek USA, Inc. system is breached and an unauthorized third party has access to or has viewed the information of T-Mobile USA or T-Mobile USA customers then StarTek USA, Inc. shall notify T-Mobile USA promptly of such breach and shall take such actions as may be necessary to prevent such breaches from occurring in the future.

Executed as of the Effective Date:

StarTek USA, Inc.                          T-Mobile  USA, Inc.

By: ________________________________       By: ________________________________

____________________________________       ____________________________________
Name and Title                             Name and Title

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                                   EXHIBIT A-1

                            STATEMENT OF WORK - [**]

This Statement of Work, Exhibit A-1 is incorporated into that certain T-Mobile USA Service Partner Services Agreement ("Agreement") dated August 1, 2005 by and between T-Mobile USA, Inc. ("T-Mobile") and StarTek USA, Inc. ("StarTek"). The Statement of Work shall be effective as of August 1, 2005 and the defined terms used in this Statement of Work shall have the meanings provided in the Agreement unless expressly defined herein.

1. GENERAL. StarTek will handle inbound [**] calls for T-Mobile. StarTek will maintain a dedicated program (i.e., StarTek's dedicated representatives shall handle only T-Mobile calls, StarTek's team supervisors shall support only T-Mobile dedicated representatives and StarTek's team managers will support only T-Mobile dedicated team supervisors.) to perform the Services.

2. HOURS OF OPERATION. Except as otherwise set forth herein, the hours of operation will be [**]. Any change to the hours of operation on a T-Mobile line of business at any site by StarTek requires written request and approval by a T-Mobile Vice President of the change. Any change to the hours of operation on a T-Mobile line of business at any site by T-Mobile requires written notification to StarTek. Any closure of a site or 100% reallocation of headcount to another site in which a T-Mobile line of business resides requires written notice to T-Mobile of [**] in advance of the closure or reallocation. Any reallocation of headcount (not due to forecast change) to another site of [**] of the total [**] headcount requires written notice to T-Mobile of [**] in advance of the reallocation. StarTek will provide a comprehensive written plan as to how StarTek will maintain services for the line of business to mitigate impact and prevent tangible and intangible cost to T-Mobile.

3.    CALL VOLUME AND FORECASTING.

      3.1. For the purposes of meeting the forecast, StarTek will utilize full time equivalents ("FTEs") in accordance with this Statement of Work. An FTE is defined as [**] Customer Facing Employee [**]. An FTE is not equivalent to headcount.

      3.2.  FTEs will be classified into the following categories:

            3.2.1. Production FTE, which includes FTEs who are agents productive to the line of business.

            3.2.2. Training FTE, which includes FTEs who are currently in training and not productive to the line of business.

            3.2.3. GMA FTE, which includes FTEs who are productive to the line of business at least part of their day, but are still in training.

            3.2.4. LOA FTE, which includes all FTEs who cannot be classified into Production, Training, or GMA.

      3.3. T-Mobile will regularly prepare and deliver to StarTek the following forecasts for the services to support the proper planning of the infrastructure required to support the programs:

            3.3.1. T-Mobile shall deliver a [**] rolling informational forecast to StarTek on or before the 15th day of each month [**], which shall contain forecasted[**] call volumes.

            3.3.2. T-Mobile shall deliver a final forecast to StarTek no less than 45 days before the 1st day of each [**] for which the forecast is made, which shall contain a [**] call volume and Average Handle Time ("AHT") forecast by [**] interval (the "Final Forecast"). The Final Forecast will contain an updated [**] call volume and AHT forecasts, which will vary no more than [**] in call volume each day from the [**] forecast. If the Final Forecast is not delivered in a timely fashion with respect to a particular month, the appropriate [**] rolling informational forecast shall be the Final Forecast for such [**].

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            3.3.3. For informational purposes only, T-Mobile shall deliver a
                  [**] forecast.

      3.4. StarTek will use [**] call volume forecasts provided by T-Mobile as the Final Forecast in accordance with this Agreement. This process is known as Interval Forecasting. StarTek will schedule the appropriate number of FTEs in [**] intervals to meet the service levels called for in the T-Mobile Final Forecast. This process is known as Interval Scheduling. StarTek will provide Interval Scheduling plans to T-Mobile [**] in advance after receiving a Final Forecast from T-Mobile. These Interval Scheduling plans will illustrate how StarTek plans to meet the Key Performance Indicator ("KPI") Service Level. The documented plans will include the number of required FTEs to meet the KPI Service Level, the number of scheduled agents, and the [**] Service Level Objectives.

      3.5. StarTek will provide to T-Mobile all assumptions used to translate forecasts into scheduled FTEs.

      3.6. T-Mobile and StarTek will cooperatively manage [**] schedule adjustments to manage actual call volumes.

      3.7. T-Mobile and StarTek will mutually agree upon and participate in the preparation of other call volume forecasts, as reasonably required for the successful performance of the Programs. These may include, without limitation, [**]. As part of the support structure, StarTek will provide a National Resource Planning Analyst who will, among other things, assist T-Mobile in the development of call volume forecasts.

      3.8. StarTek will recruit, train, and staff to a minimum of [**] of the forecasted FTEs and be able to handle [**] of the forecasted call volume. If the Final Forecast for a particular [**] is [** ] or more of the Final Forecast for the proceeding [**], StarTek may add additional staff to service such increase with the prior consent of T-Mobile, which consent shall not be unreasonably withheld.

      3.9. If the Production FTE count falls [**] below the forecasted FTE, StarTek will recruit and hire agents to back-fill the attrition as long as T-Mobile is delivering a minimum of [**] of forecasted volume. The recruited agents must start training within [**] days of exceeding threshold. [**].

      3.10.If the FTE requirement drops [**] T-Mobile will work with StarTek in good faith to back-fill with additional business [**] as StarTek ramps down to the required FTEs. [**] the number of FTEs that will be included in the ramp down.

      3.11.The forecasts referred to above shall in no way represent a commitment from T-Mobile to provide volumes to StarTek, except for purposes of amounts payable by T-Mobile to StarTek as provided in this Section 3.12.

      3.12.Amounts payable to StarTek hereunder and the KPI calculation shall be based upon the following:

            3.12.1. When the [**] exceeds [**] of Final Forecast then StarTek shall be paid for the actual handled minutes.

            3.12.2. When the [**] is less than [**] of the Final Forecasted call volume, and StarTek is staffed at no less than [**] of Final Forecasted required FTE, then StarTek shall be paid according to the following formula: [**].

4. AVERAGE HANDLE TIME. AHT is defined as the sum of average talk time; hold time while on a call, and after call work. StarTek agrees that the AHT objectives shall be [**] for English [**]. The AHT objective shall be less than or equal to a [**] for Spanish [**]. The AHT objectives may be changed upon mutual agreement of StarTek and T-Mobile based on rolling [**] trending results.

5. RAMP. Ramp is defined as any required FTE increase necessary to accommodate call volume growth of greater than [**] of the call volume during the peak [**] of the prior [**].

6. RAMP PLANS. For the purposes of this document a Ramp Plan is defined as a T-Mobile approved plan to add substantial FTEs to a current line of business or a

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      change to the current line of business with substantial additions to current StarTek FTEs that support T-Mobile services. StarTek must submit written Ramp Plans to T-Mobile for written approval by a T-Mobile operations manager or above.

      6.1. In the event of a new ramp plan or a change to the [**] line of business supported by StarTek, the AHT monthly objectives will be adjusted depending upon the percentage of net growth training FTE graduates to the maximum headcount during the growth period. The attached worksheet is an example of the adjustments and will be subject to the AHT objectives agreed to as set forth in Section 4

7.    TRAINING.

      7.1. Agents will be trained on the standard T-Mobile New Hire Training Curriculum. Training for the program shall be conducted in accordance with the T-Mobile New Hire Training Curriculum. Upon [**] written notice to StarTek, T-Mobile may change the T-Mobile New Hire Training Curriculum and the hours required for delivery. Prior to completion of training, T-Mobile will deliver all applicable application IDs. Sharing of application IDs is prohibited under T-Mobile policy. StarTek will establish procedures to prevent sharing of application IDs. Any agent who violates this policy will be promptly removed from the T-Mobile account.

      7.2. Any new hire training conducted for net growth must be approved in writing by a T-Mobile training manager or above. Written approval must be attached to the invoice in order to substantiate billable new hire training. T-Mobile will be kept informed of all attrition training.

      7.3. The ratio of trainers to trainees is not to exceed a classroom level of [**]. The two trainers can include a fully certified trainer with the support of a supervisor who has been through a certified training course.

      7.4. All costs and expenses for training and training materials for new agents and any initial and program extension training, or changes or modifications to the program or continuation training that exceeds [**] shall be borne by [**]. Online options must be used in lieu of printed materials wherever reasonably available. All written materials must be reused where reasonable. [**] will not reimburse [**] for training or training materials utilized for attrition-related training. [**] shall not compensate [**] for any agent who does not complete the training and graduate from [**]. Documented training trackers must accompany all invoices for approval of billed charges. Documentation must contain as much information as allowed by law. Information required includes by is not limited to: Agent name, agent training start date, attendance record, and assessment and quality scores. All Continuing Education classes are to be tracked via an auxiliary (AUX) or automatic call distributor (ACD) code and submitted monthly with reporting displaying agent's name, the exact amount of time spent in each training course, the name of each training course, and the total time in the month spent in Continuing Education training. It is StarTek's responsibility to deliver all appropriate training within the scheduled time frame, subject to service level considerations.

      7.5. StarTek will schedule StreamLine read time not to exceed the amount of six (6) minutes per day, and no more than thirty (30) minutes per agent per week. Streamline read time must be measured via ACD or AUX code, or skillset, and reported monthly. Streamline read time will be billed at the hourly continuing education training rate and is subject to the [**] StarTek is responsible for as referenced in
            Section 7.4.

      7.6. StarTek must not graduate any new hire agent from training/GMA to production if the agent has missed more than 8 hours in the training classroom or 16 hours in GMA. The agent must return to the classroom or GMA as applicable to make up missed time before graduating to production. T-Mobile must receive written documentation of the missed time and proof that the time has been made up before being considered ready for production. New agents

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            must also pass training assessments at 85% or better and score 2.6 or higher in quality during GMA to graduate from training to production.

      7.7. [**] requests for removal of personnel including, but not limited to, new trainers and any associated materials, [**].

      7.8. If StarTek is not meeting the quality standards set forth in Section 0 below and it is determined by T-Mobile that additional "skill set" training is required for StarTek representatives, [**] will bear the cost of the additional training.

      7.9. T-Mobile curriculum is to be facilitated by Certified Facilitators. If StarTek does not have a certification course they will be required to use the T-Mobile certification course. Facilitators are required to be certified by either T-Mobile Learning and Development specialist or their own Certified Training Manager. Uncertified Supervisors/Operations Managers/Coaches or Team Leads cannot conduct New Hire Training.

      7.10.StarTek will abide by the documented training guidelines. Any changes to the documented training guidelines by T-Mobile must be provided to StarTek no less than [**] prior to implementation. Any changes materially impacting StarTek cost must be agreed to by both parties.

8. ESCALATION PROCEDURES. StarTek shall utilize T-Mobile-provided escalation processes, to handle calls beyond the agent's scope of training or for management support of a customer issue. This process will ensure that each call that cannot be handled by the agent is then handled by the lead representative up through the manager before being transferred to T-Mobile for resolution. If a customer requires management support, the agent shall transfer the call to a manager. T-Mobile shall update all on-line job aides that define the escalation procedures for the program when any changes are made.

9.    [**]

      9.1.  [**]

      CUSTOMER CARE SYSTEMS. StarTek shall be responsible for costs associated with workstations and local area networks (LAN) infrastructure equipped to run the most recent version of the [**] deployed at the time of the implementation of this Agreement. StarTek is hereby granted a license for the term of this Agreement to use the [**] for the sole purposes of performing its obligations under this Agreement. StarTek shall also provide the building, and telecommunications switch for the Interactive Voice Response (IVR) system, remote monitoring application and associated toll free number, Universal Power Supply (UPS), desktop computers, office supplies, and dedicated workspaces in each call center. [**] shall be responsible for costs associated with wide area network (WAN) infrastructure, including, but not limited to, the WAN data connectivity infrastructure, application/database servers, routers, and related peripherals. [**] shall also be responsible for software required to support the [**]. T-Mobile will be responsible for the [**], Knowledge Database, and Call Tracking systems required to support the Services performed under this Agreement.

      SYSTEMS USE AND DOWNTIME. Information given to callers or collected by agents will be directly taken from and/or input into T-Mobile's systems. In the event that T-Mobile's systems go down, StarTek shall capture call information in Remedy, or on the downtime forms provided by T-Mobile. StarTek will be instructed on procedures in each scenario as applicable by T-Mobile. If paper forms are utilized, StarTek agrees that it shall then input information from these downtime forms once the system is restored. Turnaround commitment to enter downtime forms into T-Mobile's systems will be [**] from the time when T-Mobile's systems are restored. If call volume does not allow for [**] turnaround due to call volume meeting at least [**] of the forecasted volume, another [**] input period shall be granted. Downtime forms will be destroyed (shredded or burned) or sent to T-Mobile, as directed by T-Mobile, every [**]. StarTek will assign a special ACD tracking code to designate when specified representatives are entering downtime form information into T-Mobile systems. StarTek shall provide a downtime productivity reports to T-Mobile displaying time in code, number of downtime forms processed and occupancy rate. T-Mobile agrees to pay StarTek [**] (contingent upon meeting [**] per agent to be agreed upon by both parties) for entering downtime

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information as stated in the Pricing Schedule set forth in Section 24 of this
Statement of Work.

10    OVERTIME.

      If the call volume exceeds the Final Forecast by more than [**], StarTek will so notify T-Mobile and will recruit trained agents to work overtime to support the call handling. Any overtime in excess of [**] of Final Forecasted volume must be authorized by T-Mobile operations manager or above. For T-Mobile authorized overtime T-Mobile will pay the overtime rate set forth in Section 0 for all volume handled in excess of [**] of the Final Forecast. The billable overtime minutes will be calculated as set forth in Section 0.

      The recruiting process for overtime shall be deployed as soon as the circumstance affecting the call volume variance is identified. If StarTek identifies the item at least [**] before the occurrence, StarTek shall use its commercially reasonable efforts to minimize the financial impact by changing schedules to support the staffing required. StarTek shall also recruit agents to work overtime on a [**] basis when the [**] call volume dictates additional staffing needs to maintain service goals.

      Except as provided above in Section 12.2, StarTek shall obtain written authorization from T-Mobile for any overtime that may be required or incurred for the performance of the Programs.

      T-Mobile authorized overtime as defined in section 0 will be calculated for purposed of invoice payment by multiplying the handled call volume in excess of [**] of Final Forecast by the [**], and dividing through by 60 to get minutes.

SIGNIFICANT CHANGES. When significant changes occur to the processes utilized to provide services, T-Mobile has the right to request information related to compliance and execution of such changes.

      KPIS.The KPIs for Services performed hereunder shall be effective for purposes of bonus/penalty adjustments to the invoice, as set forth in Exhibit B. Service Level. Inbound [**] customer service calls: [**].

      Call Volume. [**].

      Call Quality. According to the results from the call quality observation process, as described below, with a minimum score of [**].

            For the purposes of ensuring Call Quality, StarTek and T-Mobile shall measure the agents' call quality using the following types of observations:

                  1.    T-Mobile observation;

                  2.    StarTek operations observation (4 per agent/month);

                  3.    StarTek quality observation (4 per agent/month)

            KPI performance is based upon T-Mobile scores only, whereas the function of the StarTek operations and quality observations is to provide immediate and monthly feedback to agents and StarTek management.

            For the purposes of billing, the scores for all of these observations will be [**]. The StarTek operations and StarTek quality observations must each be [**] If either the StarTek operations or the StarTek quality observation [**] not [**]. T-Mobile may provide written approval of exception to this section 0 given the number of outsourced issue tickets on T-Mobile observations.

            Calibration. StarTek operations managers shall attend the monthly T-Mobile calibration sessions for the line of business.

            The call quality observation form to be used in this process shall be provided by T-Mobile. Results shall be used to provide both immediate and monthly feedback to agents and StarTek management. StarTek will make best effort to provide each agent

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            with feedback/coaching within 24 hours of being monitored by
            T-Mobile, StarTek quality team or StarTek operations. StarTek shall keep written documentation of each agent session, signed by the agent, and available for review by T-Mobile upon request. The call quality scoring criteria used by StarTek will match that used by T-Mobile. StarTek must achieve a minimum voice quality score [**]. Call monitoring feedback sessions will be held between the agent and the agent's direct supervisor. Any monitored calls using profanity or customer abuse as determined by T-Mobile will result in immediate, unchallenged agent termination from the T-Mobile program.

      Data Accuracy: StarTek must maintain a [**]. Data accuracy will be calculated by dividing the total number of erroneous [**] by the total number of [**] audited.

REPORTS. StarTek shall provide T-Mobile with standard call count reports and performance reports on a [**] basis [**] by [**] for the previous [**] by [**] for the previous [**], and [**] by [**] for the previous [**]. The reports shall be in the format and contain the information mutually agreed upon between StarTek and T-Mobile. StarTek shall provide report cards reflecting measurements of the KPIs and all of the above metrics within [**] of each [**]. All reporting fed by data from the switch is considered standard and is not subject to non-standard report development costs. Hourly lines of business must have agent detail payroll reports to substantiate that billable hours do not exceed actual hours worked. T-Mobile and StarTek shall mutually agree upon any other reports and the cost associated with the development of those reports. T-Mobile agrees to follow the change management process defined by StarTek and agreed to by T-Mobile when requesting changes to reports or additional information. If T-Mobile requires material format changes to T-Mobile standard reports, T-Mobile will be required to compensate StarTek for the development costs, based upon the rate outlined in the Pricing Schedule set forth in Section 0 of this Statement of Work and will be [**] prior to invoicing.

MONITORING. T-Mobile shall have the right, to the extent permitted by law and at no additional expense, to monitor at any time (either on-site or remotely) customer contact calls and/or specific agents to ensure compliance with performance, operational and quality control standards. [**] must provide [**] with a remote monitoring solution. There are two quality monitoring options required: a [**] and a [**]. [**] would manage the [**] calls within [**] of being [**]. [**] requires a minimum of [**] calls per agent per month [**]. [**] must have the ability to monitor random calls as they come into the queue, or by locating specific agents [**].

A. HOLIDAYS. StarTek shall observe the following holiday schedule [**]. T-Mobile shall compensate StarTek for holiday rates as identified in the Pricing Schedule set forth hereunder when applicable to the location where work is performed. Holiday rates apply to the actual holiday only.

            [**]                                    US HOLIDAYS
            [**]                              New Year's Day (Jan 1)
            [**]                         Memorial Day (last Monday in May)
            [**]                              Fourth of July (July 4)
            [**]                       Labor Day (first Monday in September)
            [**]                    Thanksgiving Day (4th Thursday in November)
            [**]                              Christmas (December 25)

SYSTEM DOWNTIME; FORCE MAJEURE.

         In the event StarTek determines that system maintenance is necessary, StarTek will notify T-Mobile of the need for such maintenance [**] prior to the maintenance, and will obtain the prior written approval of T-Mobile to schedule the time and duration of such maintenance. All routine maintenance shall be scheduled during off-peak system hours. In no event shall interruption of Services for disclosed and approved system maintenance constitute a failure of performance by StarTek if performed

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         in accordance with this Section 17. StarTek shall promptly report to
         T-Mobile any StarTek system failures, including information on the duration and impact.

         Except for T-Mobile's obligation to make payments for services actually performed, each Party's failure to perform shall be excused where such failure is a result of causes beyond its reasonable control. Such causes shall include without limitation acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures of third parties, vandalism, power failures by third parties, cables cut by third parties, earthquakes, floods or other similar catastrophes, terrorist activities, failure of the T-Mobile system or the Internet not related to StarTek's actions or inactions, any law, order, regulation, direction, action or request of any governmental entity or court or civil or military authority having jurisdiction over either of the parties, national emergencies, insurrections, riots, wars, strikes, lock outs, or work stoppages. In the event of failures to perform for [**] or more as a result of a force majeure, either Party may terminate the Agreement by giving written notice to the other Party. Any such notice of termination shall be effective upon receipt.

         Notwithstanding the foregoing or anything in the Agreement to the contrary, StarTek shall take commercially reasonable steps to ensure that the Services shall continue without interruption due to StarTek systems failure during the term of the Agreement by implementing [**] reasonably necessary to provide the Services with an up-time of [**] (not including scheduled maintenance), which shall include [**] and the like. The components and execution of this plan must be reviewed, updated, and tested semi annually and results reported to T-Mobile.

         Where downtime is a result of [**].

         Where downtime is a result of [**].

ALLOCATION OF RESOURCES. T-Mobile acknowledges that upon the occurrence of a force majeure event or in instances of unusually high demand, demands on StarTek's facilities may exceed such facilities available capacity. In any such instance, StarTek shall, upon written notice to T-Mobile, be entitled to equitably prioritize Services and otherwise curtail utilization of its facilities in a manner so that any degradation to the Services provided to T-Mobile is (unless agreed otherwise by T-Mobile in writing) no greater than the level of degradation experienced by StarTek's other customers. Upon the request of T-Mobile, StarTek shall provide T-Mobile with reasonable evidence of its compliance with the foregoing.

RECRUITING REQUIREMENTS. StarTek recruiting efforts shall meet the following requirements in the selection process of all personnel hired to perform the T-Mobile services as describe in this SOW,. T-Mobile reserves the right to audit the selection process.

         A mutually approved customer service assessment

         A behavioral interview

         Background checks, which shall include criminal records, are required and shall be completed before employment. Costs incurred for background checks associated with such criminal records shall be StarTek's responsibility.

STAFFING REQUIREMENTS. StarTek agrees to maintain the following staffing ratios:
[**]. StarTek agrees that all managers shall be full-time StarTek employees. Subject to Section 21.1, StarTek will ensure that each person assigned to a function has the necessary functional and T-Mobile-related training to successfully perform the function. StarTek must provide specific agent information up to what the law allows. Information required includes agent name, agent ID, start date on T-Mobile line of business, assessment scores, termination date from T-Mobile line of business, quality average.

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All support functions such as StarTek quality, instructional analysts, and trainers must be housed within the site where the work for this line of business is being performed unless otherwise agreed to in writing by T-Mobile.

         In addition, before a function is performed by an individual assigned to that function, StarTek shall verify that the necessary skills have been attained through the use of certification of skills program. If T-Mobile reasonably requests StarTek to remove any personnel performing Services pursuant to this Agreement, StarTek shall promptly comply with such request, within [**]. In support of this process, StarTek will do the following:

               Team leaders/supervisors shall go on-line to support customer calls each week for at least [**] calls per day (approximately [**]) to maintain their skills. The remainder of their time shall be used to support agent development, and to otherwise assist StarTek employees to perform the Services.

               Quality Assurance specialists shall go on-line to support customer calls each [**] for at least [**] (approximately [**]) to maintain their skills.

               Managers, lead representatives, team leaders/supervisors and trainers must be full-time employees of StarTek and must have completed T-Mobile National Standard Curriculum Training.

               Supervisors will monitor a minimum of two (2) calls per agent per week.

FRAUD. StarTek shall implement and enforce T-Mobile policies and procedures as well as StarTek's own procedures to detect and prevent handset or credit card theft or other fraudulent activity by an employee or agent of StarTek. StarTek shall cooperate with any T-Mobile investigation into handset or credit care theft or other fraudulent activity by an employee or agent of StarTek. If an employee or agent of StarTek is suspected of committing handset or credit card theft or other fraudulent activity against T-Mobile, StarTek will promptly notify T-Mobile of the suspected fraudulent activity and will provide T-Mobile with information necessary to conduct an investigation, including but not limited to the employee name, address, contact information, social security number, emergency contact address and phone numbers, and any other information that will assist in investigation of the suspected fraudulent activity. This information will be provided to T-Mobile within 48 hours of the request from T-Mobile.

StarTek will assume all responsibility for handset theft, credit card theft or other fraudulent activity by an employee or agent of StarTek or their failure to follow T-Mobile policies and procedures. [**] to the following address:

      T-Mobile USA, Inc.
      Attn:  Kevin Golas, Sr. Manager of Investigations
      794 Roble Road
      Allentown, PA  18109

[**] shall be made to T-Mobile within [**] of the date the outsourced vendor receives an [**].

T-Mobile reserves the right to prosecute any employee or agent of StarTek that committed fraud against T-Mobile or a customer of T-Mobile.

BILLABLE MINUTES: For purposes of this Agreement, "Billable Minutes " is defined as:

         [**] multiplied by the [**] when [**] is delivered to StarTek.

         In the event where less than [**] is delivered to StarTek, amounts payable to StarTek shall be based upon [**]

         During system downtime as a result of [**], amounts payable to StarTek shall be based upon the [**.] Where actual AHT is unavailable [**] the lesser of 100% [**] will be substituted

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         StarTek shall be paid an [**] as listed in Section 0 for the actual minutes of processing downtime forms as detailed in the required ACD productivity reports displaying time in code and number of forms processed. .

         During system downtime as a result of a StarTek failure outside the definitions provided for in Section6, and StarTek is unable to accept the call volume T-Mobile is otherwise prepared to provide it, for the purposes of determining KPI penalties, StarTek will use the forecasted volume to determine service levels for those downtime intervals.

         Overtime will be calculated by interval using the following formula: interval handled call volume in excess of [**] multiplied by the lesser of [**] of the KPI AHT and interval AHT, and divided through by 60 to obtain minutes. These are the billable overtime minutes where T-Mobile has solicited and provided written approval of overtime.

SERVICE LEVELS /BREACH OF SERVICE LEVELS. StarTek shall meet or exceed the Key Performance Indicator Service Levels as provided in Performance Pricing Matrix in Exhibit B. Performance outside of the neutral zone of the specified Key Performance Indicators will result in increases/deductions to the overall price per minute as provided in Exhibit B.

         In the event that StarTek negatively performs any of the Key Performance Indicators, in performance subject to deductions in payment/pricing (not neutral or bonus-able performance) as specified in Performance Price Matrix in Exhibit B, for a consecutive period of [**], StarTek shall be in breach of this Agreement. StarTek shall prepare a plan to cure the breach and shall have [**] from the date of the first date of failure in which to cure the breach. In the event that StarTek fails to cure the breach within the [**] period from the date of the first date of failure, T-Mobile may terminate the Agreement for StarTek's breach.

PRICING SCHEDULE. T-Mobile shall pay StarTek for Services as provided in the following schedule.

         [Interim Pricing. Interim prices apply until such time StarTek meets a mutually agreed upon percent of call handled to forecast for [**] from effective date of this agreement; however no later [**]

               Standard Rate: [**]
               Holiday Rate: [**]
               Overtime Rate: [**]
               Spanish Standard Rate:[**]
               Spanish Holiday Rate: [**]
               Overtime Rate: [**]

         [Premium Pricing. Premium Pricing shall apply after StarTek performs as stated in Section 25.1 for [**]; however no later than [**].

               Standard Rate: [**]
               Holiday Rate: [**]
               Overtime Rate: [**]
               Spanish Standard Rate: [**]
               Spanish Holiday Rate: [**]
               Spanish Overtime Rate: [**]
         [**].
               [**]
               [**]
               [**]
               [**]
               [**]
               [**]
               [**]
               [**]

                                      [**]
                                    Exhibit B
                      ALL FIGURES ON EXHIBIT B ARE REDACTED
                                      [**]

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                                   EXHIBIT A-2

                            STATEMENT OF WORK - [**]

This Statement of Work, Exhibit A-2 is incorporated into that certain T-Mobile USA Service Partner Services Agreement ("Agreement") dated August 1, 2005 by and between T-Mobile USA, Inc. ("T-Mobile") and StarTek USA, Inc. ("StarTek"). The Statement of Work shall be effective as of August 1, 2005 and the defined terms used in this Statement of Work shall have the meanings provided in the Agreement unless expressly defined herein

1. GENERAL. StarTek will handle [**] work for T-Mobile. StarTek will maintain a dedicated program (i.e., StarTek's dedicated representatives shall handle only T-Mobile work, StarTek's team supervisors shall support only T-Mobile dedicated representatives and StarTek USA, Inc.'s team managers will support only T-Mobile dedicated team supervisors.) to perform the Services.

2. HOURS OF OPERATION. Except as otherwise set forth herein, the hours of operation will be [**]. Any change to the hours of operation on a T-Mobile line of business at any site by StarTek requires written request and approval by a T-Mobile Vice President of the change. Any change to the hours of operation on a T-Mobile line of business at any site by T-Mobile requires written notification to StarTek. Any closure of a site or 100% reallocation of headcount to another site in which a T-Mobile line of business resides requires written notice to T-Mobile [**] in advance of the closure or reallocation. Any reallocation of headcount (not due to forecast change) to another site [**] of the total line of business headcount requires written notice to T-Mobile [**] in advance. StarTek will provide a comprehensive written plan as to how StarTek will maintain services to the line of business to mitigate impact and prevent tangible and intangible cost to T-Mobile.

3.    CALL VOLUME AND FORECASTING.

      For the purposes of meeting the forecast, StarTek will utilize full time equivalents ("FTEs") in accordance with this Statement of Work. An FTE is defined as [**] Customer Facing Employee [**]. An FTE is not equivalent to headcount.

      FTEs will be classified into the following categories:

      3..1. Production FTE, which includes FTEs who are agents productive to the line of business

      3..2. Training FTE, which includes FTEs who are currently in training and not productive to the line of business

      3..3. Get More Academy ("GMA") FTE, which includes FTEs who are productive to the line of business at least part of their day, but are still in training

      3..4. Leave of Absence ("LOA") FTE, which includes all FTEs who cannot be classified into Production, Training, or GMA.

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            T-Mobile will regularly prepare and deliver to StarTek the following forecasts for the services to support the proper planning of the infrastructure required to support the programs:

            3..1. T-Mobile shall deliver a [**] rolling informational forecast to StarTek on or before the 15th day of each month (the "[**]"), which shall contain forecasted [**] call volumes.

            3..2. T-Mobile shall deliver a final forecast to the StarTek no less than 45 days before the 1st day of each [**] for which the forecast is made, which shall contain a [**] call volume and Average Handle Time ("AHT") forecast by [**] interval (the "Final Forecast"). The Final Forecast will contain an updated [**] call volume and AHT forecasts, which will vary no more than [**] in call volume each day from the [**]. If the Final Forecast is not delivered in a timely fashion with respect to a particular month, the appropriate [**] rolling informational forecast shall be the Final Forecast for such [**].

            3..3. For informational purposes only, T-Mobile shall deliver a [**]
                  forecast.

            StarTek will provide to T-Mobile all assumptions used to translate forecasts into scheduled FTE.

            T-Mobile and StarTek will mutually agree upon and participate in the preparation of other work volume forecasts, as reasonably required for the successful performance of the Programs for this line of business. These may include, without limitation, [**]. As part of the support structure, StarTek will provide a National Resource Planning Analyst who will, among other things, assist T-Mobile in the development of work volume forecasts.

            StarTek will recruit, train, and staff to a minimum of [**] of the forecasted FTE and be able to handle [**] of the forecasted work volume. If the Final Forecast for a particular [**] is [**] or more of the Final Forecast for the proceeding [**], StarTek may add additional staff to service such increase with the prior consent of T-Mobile, which consent shall not be unreasonably withheld.

            If the Production FTE count falls [**] below the forecasted FTE, StarTek will recruit and hire agents to back-fill the attrition. The recruited agents must start training within fourteen (14) days of exceeding threshold. The associated training costs are the responsibility of the StarTek and are not billable to T-Mobile.

            If the FTE requirement drops [**], T-Mobile will work with StarTek in good faith to back-fill with additional business [**] as StarTek ramps down to the required FTEs. T-Mobile and StarTek will mutually agree in writing on the number of FTEs that will be included in the ramp down.

4. PRODUCTIVITY SPECIFIC TO WORKLOAD TYPE. T-Mobile and StarTek will agree on productivity measurements specific to the line of business.

5. RAMP. Ramp is defined as any required FTE increase necessary to accommodate work volume growth of greater than [**] of the call/work volume during the peak [**] of the prior [**].

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6.    RAMP PLANS. For the purposes of this document a Ramp Plan is defined as a
      T-Mobile approved plan to add substantial FTEs to a current line of business or a change to the current line of business with substantial additions to current StarTek FTEs that support T-Mobile services. StarTek must submit written Ramp Plans to T-Mobile for written approval by a T-Mobile operations manager or above.

7.    TRAINING.

      Agents will be trained on the T-Mobile standard New-Hire Training Curriculum. Training for the program shall be in accordance with the T-Mobile New Hire Training Curriculum. Upon [**] written notice to StarTek, T-Mobile may change the T-Mobile New Hire Training Curriculum and the hours required for delivery. Prior to completion of training, T-Mobile will deliver all applicable application Ids to StarTek. Sharing of application IDs is prohibited under T-Mobile policy. StarTek will establish procedures to prevent sharing of application IDs. Any agent who violates this policy will be promptly removed from the T-Mobile account.

      Any new hire training conducted for net growth must be approved in writing by a T-Mobile training manager or above. Written approval must be attached to the invoice in order to substantiate billable new hire training. T-Mobile will be kept informed of all attrition training.

      All agent-level training-period performance, including attendance, quality, and assessment scores, regardless of whether net growth or attrition-related, will be reported [**] to [**] invoice.

      The ratio of trainers to trainees is not to exceed a classroom level of [**]. The [**] trainers can include a full-certified trainer with the support of a supervisor who has been through a certified training course.

      All costs and expenses for training and training materials for new agents and any initial and program extension training, or changes or modifications to the program or continuation training that exceeds [**] shall be borne by [**]. Online options must be used by StarTek in lieu of printed materials wherever reasonably available. All written materials must be reused by StarTek where reasonable. [**] will not reimburse for training or training materials utilized for attrition-related training. [**] shall not compensate [**] for any agent who does not complete the training and graduate from [**]. Documented training trackers must accompany all invoices for approval of billed charges. Documentation must contain as much information as allowed by law. Information required but not limited to: Agent name, agent training start date, attendance record, and assessment and quality scores. All Continuing Education classes are to be tracked via auxiliary (AUX) or automatic call distributor (ACD) code and submitted monthly with reporting displaying agent's name, the exact amount of time spent in each training course, the name of each training course, and the total time in the month spent in Continuing Education training. It is StarTek's responsibility to deliver all appropriate training within the scheduled time frame, subject to service level considerations.

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      StarTek will schedule Streamline read time not to exceed the amount of six
      (6) minutes per day, no more than thirty (30) minutes per agent per week. Streamline read time must be measured via ACD or AUX code, or via skill set, and reported monthly. Streamline read time will be billed at the hourly continuing education training rate and is subject to the [**] StarTek is responsible for as referenced in section 0.

      StarTek must not graduate any new hire agent from training/GMA to production if the agent has missed more than 8 hours in the training classroom, or 16 hours in GMA. The agent must return to the classroom or GMA as applicable to make up missed time before graduating to production. T-Mobile must receive written documentation of the missed time and proof that the time has been made up before being considered ready for production. New agents must also pass training assessments at [**] or higher in quality reviews during GMA to graduate from training to production.

      [**] [**] requests for removal of personnel, including, but not limited to, new trainers and any associated materials, [**].

      If StarTek is not meeting the quality standards set forth in Section 14 below and it is determined by T-Mobile that additional "skill set" training is required for the StarTek representatives, [**] will bear the cost of the additional training.

      T-Mobile curriculum is to be facilitated by Certified Facilitators. Certification is to be provided by the StarTek. If the StarTek does not have a certification course they will be required to use the T-Mobile approved certification course. Facilitators are required to be certified by either T-Mobile Learning and Development specialist or a StarTek Certified Training Manager. Non-certified Supervisors/Operations Managers/Coaches or Team Leads cannot conduct New Hire Training.

      StarTek will abide by the documented training guidelines.

8. ESCALATION PROCEDURES. StarTek shall utilize T-Mobile-provided escalation processes, to handle calls beyond the agent's scope of training or for management support of a customer issue. This process will ensure that each call that cannot be handled by the agent is then handled by the lead representative up through to the manager before being transferred to T-Mobile for resolution. If a customer requires management support, the agent shall transfer the call to a manager. T-Mobile shall update all on-line job aides that define the escalation procedures for the program when any changes are made.

9.    [**]

      9..1. [**]

10. CUSTOMER CARE SYSTEMS. StarTek shall be responsible for costs associated with workstations and local area network (LAN) infrastructure equipped to run the most recent version of the [**] deployed at the time of the implementation of this Agreement. StarTek is hereby granted a license for the term of this Agreement to use the [**] for the sole purposes of performing its obligations under this Agreement. StarTek shall also provide the building and telecommunications

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      switch for the Interactive Voice Response (IVR) system, remote monitoring application and associated toll free number, Universal Power Supply (UPS), desktop computers, office supplies, and dedicated workspaces in each call center. [**] shall be responsible for costs associated with wide area network (WAN) infrastructure (including, but not limited to, the WAN data connectivity infrastructure, application/database servers, routers, and related peripherals. [**] shall also be responsible for software required to support the [**]. T-Mobile will be responsible for the [**], Knowledge Database, and Call Tracking systems required to support the Services performed under this Agreement.

11. SYSTEMS USE AND DOWNTIME. Information given to callers or collected by agents will be directly taken from and/or input into T-Mobile's systems. In the event that T-Mobile's systems go down, StarTek shall capture call information in Remedy, or on the downtime forms provided by T-Mobile. StarTek will be instructed on procedures in each scenario as applicable by T-Mobile. If paper forms are utilized, StarTek agrees that it shall then input information from these downtime forms once the system is restored. Turnaround commitment to enter downtime forms into T-Mobile's systems will be [**] from the time when T-Mobile's systems are restored. If call volume does not allow for [**] turnaround due to call volume meeting at least [**] of the forecasted volume, another [**] input period shall be granted. Downtime forms will be destroyed (shredded or burned) or sent to T-Mobile, as directed by T-Mobile, every [**]. StarTek will assign a special ACD tracking code to designate when specified representatives are entering downtime form information into System. StarTek shall provide a downtime productivity report to T-Mobile displaying time in code, number of downtime forms processed and occupancy rate. T-Mobile agrees to pay StarTek the [**] (contingent upon meeting [**] per rep to be agreed upon by both parties) for entering downtime information as stated in the Pricing Schedule set forth in Section 24 of this Statement of Work.

12.   OVERTIME.

      If the daily work volume will exceed the Final Forecast by more than [**], StarTek will so notify T-Mobile and will recruit trained agents to work overtime to support the work handling. If the Final Forecast is within [**], StarTek must recruit agents to work overtime to cover the shortage and StarTek shall be responsible for any overtime expenses. Any additional staffing required for call volume over [**] of Final Forecast must be approved by T-Mobile in advance. T-Mobile will pay the overtime rate for all approved overtime.

      The recruiting process for overtime shall be deployed as soon as the circumstance affecting the call volume variance is identified. If StarTek identifies the item at least [**] before the occurrence, StarTek shall use its commercially reasonable efforts to minimize the financial impact by changing schedules to support the staffing required. StarTek shall also recruit agents to work overtime on a [**] basis when the [**] call volume dictates additional staffing needs to maintain service goals.

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      Except as provided above in Section 12.2, StarTek shall obtain written authorization from T-Mobile for any overtime that may be required or incurred for the performance of the Programs.

      A reasonable estimate for the amount of overtime necessary to meet the Service Level will be provided to T-Mobile for written approval. Overtime need should be driven by call/work [**] of the forecast. Overtime resulting from staffing [**].

13. SIGNIFICANT CHANGES. When significant changes occur to the processes utilized to provide services, T-Mobile has the right to request information related to compliance and execution of such changes.

14.   KPIS. The KPIs for services performed here under shall be as follows:

      Data Accuracy Goal: [**]

      B2B and B2C Turnaround Time:

      14..1. [**]

      14..2. [**]

15. REPORTS StarTek shall provide T-Mobile with [**] statistics that outline the number of FTP (define) Activation Orders activated and Inbound transfers handled on a [**] basis for the previous [**] by [**]. StarTek shall provide each of T-Mobile's [**] Vendors with an [**] outlining, at a minimum, [**] If a T-Mobile [**] Vendor requires significant material format changes to T-Mobile standard reports, T-Mobile will be required to compensate StarTek for the development costs, based upon the rate outlined in the Pricing Schedule set forth in Section 25 of this Statement of Work and will be [**] prior to invoicing. StarTek shall provide T-Mobile with a method of tracking work requests received via any inbound channel for the purpose of record keeping and escalation investigation. All records will be kept in an accessible database for the period of [**] year before archiving electronically.

16. MONITORING. T-Mobile shall have the right, to the extent permitted by law and at no additional expense, to monitor at any time (either on-site or remotely) customer contact calls and/or specific agents to ensure compliance with performance, operational and quality control standards. [**] must provide [**] with a remote monitoring solution. There are two quality monitoring options required: a [**] and a [**]. [**] will manage the [**] calls within [**] of being [**]. [**] requires a minimum of [**] calls per agent per month [**]. [**] must have the ability to monitor random calls as they come into the queue, or by locating specific agents [**].

A. HOLIDAYS. StarTek shall observe the following holiday schedule [**]. T-Mobile shall compensate StarTek for holiday rates as identified in the Pricing Schedule set forth hereunder when applicable to the location where work is performed. Holiday rates apply to the actual holiday only.

                    [**]                            US HOLIDAYS
                    [**]                      New Year's Day (Jan 1)

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                    [**]                 Memorial Day (last Monday in May)
                    [**]                      Fourth of July (July 4)
                    [**]               Labor Day (first Monday in September)
                    [**]            Thanksgiving Day (4th Thursday in November)
                    [**]                      Christmas (December 25)

17.   SYSTEM DOWNTIME; FORCE MAJEURE.

      In the event StarTek determines that system maintenance is necessary, StarTek will notify T-Mobile of the need for such maintenance five [**] prior to the maintenance, and will obtain the prior written approval of T-Mobile to schedule the time and duration of such maintenance. All routine maintenance shall be scheduled during off-peak system hours. In no event shall interruption of Services for prior disclosed and approved system maintenance constitute a failure of performance by StarTek if performed in accordance with this Section 17. StarTek shall promptly report to T-Mobile any StarTek system failures, including information on the duration and impact.

      Except for T-Mobile's obligation to make payments for services actually performed, each Party's failure to perform shall be excused where such failure is a result of causes beyond its reasonable control. Such causes shall include without limitation acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures of third parties, vandalism, power failures by third parties, cables cut by third parties, earthquakes, floods or other similar catastrophes, terrorist activities, failure of the T-Mobile system or the Internet not related to StarTek's actions or inactions, any law, order, regulation, direction, action or request of any governmental entity or court or civil or military authority having jurisdiction over either of the parties, national emergencies, insurrections, riots, wars, strikes, lock outs, or work stoppages. In the event of failures to perform for [**] or more as a result of a force majeure, either Party may terminate the Agreement by giving written notice to the other Party. Any such notice of termination shall be effective upon receipt.

      Notwithstanding the foregoing or anything in the Agreement to the contrary, StarTek shall take commercially reasonable steps to ensure that the Services shall continue without interruption due to a StarTek systems failure during the term of the Agreement by implementing [**] reasonably necessary to provide the Services with an up-time of [**] (not including scheduled maintenance), which shall include [**] and the like. The components and execution of this plan must be reviewed, updated, and tested semi-annually and results reported to T-Mobile.

18. ALLOCATION OF RESOURCES. T-Mobile acknowledges that upon the occurrence of a force majeure event or in instances of unusually high demand, demands on StarTek's facilities may exceed such facilities available capacity. In any such instance, StarTek shall, upon written notice to T-Mobile, be entitled to equitably prioritize Services and otherwise curtail utilization of its facilities in a manner so that any degradation to the Services provided to T-Mobile is (unless agreed

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      otherwise by T-Mobile in writing) no greater than the level of degradation experienced by StarTek's other customers. Upon the request of T-Mobile, StarTek shall provide T-Mobile with reasonable evidence of its compliance with the foregoing.

19. RECRUITING REQUIREMENTS. StarTek recruiting efforts shall meet the following requirements in the selection process of all personnel hired to perform the T-Mobile services as described in this Statement of Work. T-Mobile reserves the right to audit the selection process.

      A mutually approved customer service assessment

      A behavioral interview

      Background checks, which shall include criminal records, are required and shall be completed before employment. Costs incurred for background checks associated with such criminal records [**]

20. STAFFING REQUIREMENTS. StarTek agrees to maintain the following staffing ratios: [**] StarTek agrees that all managers shall be full-time StarTek employees. Subject to Section 21.1, StarTek will ensure that each person assigned to a function has the necessary functional and T-Mobile-related training to successfully perform the function. StarTek must provide specific agent information up to what the law allows. Information required includes agent name, T-Mobile agent IDs, start date on T-Mobile line of business, assessment scores, termination date from T-Mobile line of business, quality average.

21. All support functions such as StarTek quality, instructional analysts, and trainers must be housed within the site where the work is being performed unless otherwise agreed to in writing by T-Mobile.

      In addition, before a function is performed by an individual assigned to that function, StarTek shall verify that the necessary skills have been attained through the use of certification of skills program. If T-Mobile reasonably requests StarTek to remove any personnel performing Services pursuant to this Agreement, StarTek shall promptly comply with such request, within [**]. In support of this process, StarTek will do the following:

      21..1.Team leaders/supervisors shall perform productive work for at least
            [**] to maintain their skills. The remainder of their time shall be used to support agent development, and to otherwise assist StarTek employees to perform the Services.

      21..2. Quality Assurance specialists shall perform productive work for at least [**] to maintain their skills.

      21..3. Managers, lead representatives, team leaders/supervisors and trainers must be full-time employees of StarTek and must have completed T-Mobile National Standard Curriculum Training.

      21..4. Supervisors will audit a mutually agreeable amount of agent work per week for accuracy.

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22.   FRAUD. StarTek shall implement and enforce T-Mobile policies and procedures as well as StarTek's own procedures to detect and prevent handset or credit card theft or other fraudulent activity by an employee or agent of StarTek StarTek shall cooperate with any T-Mobile investigation into handset or credit care theft or other fraudulent activity by an employee or agent of StarTek. If an employee or agent of StarTek is suspected of committing handset or credit card theft or other fraudulent activity against T-Mobile, StarTek will promptly notify T-Mobile of the suspected fraudulent activity and will provide T-Mobile with information necessary to conduct an investigation, including but not limited to the employee name, address, contact information, social security number, emergency contact address and phone numbers, and any other information that will assist in investigation of the suspected fraudulent activity. This information will be provided to T-Mobile within 48 hours of the request from T-Mobile.

  StarTek will assume all responsibility for handset theft, credit card theft or other fraudulent activity by an employee or agent of StarTek or their failure to follow T-Mobile policies and procedures. [**] to the following address:

         T-Mobile USA, Inc.
         Attn:  Kevin Golas, Sr. Manager of Investigations
         794 Roble Road
         Allentown, PA  18109

  [**] shall be made to T-Mobile within [**] of the date StarTek receives an [**].

  T-Mobile reserves the right to prosecute any employee or agent of StarTek who committed fraud against T-Mobile or a customer of T-Mobile.

23. BILLABLE HOURS: For purposes of this Agreement, "Billable Hours" is defined as:

      Hours [**]to [**], which [**]

      [**] hours shall not exceed the [**] unless increased workload is [**] and is [**] in writing.

24. SERVICE LEVELS /BREACH OF SERVICE LEVELS. StarTek shall meet or exceed the Key Performance Indicator Service Levels as provided in Section 14.

      In the event that StarTek negatively performs any of the Key Performance Indicators for a consecutive period of [**], StarTek shall be in breach of this Agreement. StarTek shall prepare a plan to cure the breach and shall have [**] from the date of the first date of failure in which to cure the breach. In the event that StarTek fails to cure the breach within the [**] period from the date of the first date of failure, T-Mobile may terminate the Agreement for StarTek's breach.

25. PRICING SCHEDULE. T-Mobile shall pay StarTek for Services as provided in the following schedule:

      PRODUCTION PRICING.

      25..1. Standard Rate: [**]

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      25..2. Holiday Rate: [**]

      25..3. Overtime Rate: [**]

      AGENT TRAINING.

      25..1. [**]

      25..2. [**]

      25..3. [**]

      25..4. [**]

      25..5. [**]

      25..6. [**]

      25..7. [**]

      25..8. [**]

      25..9. [**]

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                                   EXHIBIT A-3

                            STATEMENT OF WORK - [**]

This Statement of Work, Exhibit A-5 is incorporated into that certain T-Mobile USA Service Partner Services Agreement ("Agreement") dated August 1, 2005 by and between T-Mobile USA, Inc. ("T-Mobile") and StarTek USA, Inc. ("StarTek"). The Statement of Work shall be effective as of August 1, 2005 and the defined terms used in this Statement of Work shall have the meanings provided in the Agreement unless expressly defined herein

1. GENERAL. StarTek will handle inbound [**] calls for T-Mobile. StarTek will maintain a dedicated program (i.e., StarTek's dedicated representatives shall handle only T-Mobile calls, StarTek's team supervisors shall support only T-Mobile dedicated representatives and StarTek's team managers will support only T-Mobile dedicated team supervisors.) to perform the Services.

2. HOURS OF OPERATION. Except as otherwise set forth herein, the hours of operation [**]. Any change to the hours of operation on a T-Mobile line of business at any site by StarTek requires written request and approval by a T-Mobile Vice President of the change. Any change to the hours of operation on a T-Mobile line of business at any site by T-Mobile requires written notification to StarTek. Any closure of a site or 100% reallocation of headcount to another site in which a T-Mobile line of business resides requires written notice to T-Mobile of [**] in advance of the closure or reallocation. Any reallocation of headcount (not due to forecast change) to another site [**] of the total [**] headcount requires written advanced notice to T-Mobile [**] StarTek will provide a comprehensive written plan as to how StarTek will maintain services of line of business to mitigate impact and prevent tangible and intangible cost to T-Mobile

3.    CALL VOLUME AND FORECASTING.

      3.1. For the purposes of meeting the forecast, StarTek will utilize full time equivalents ("FTEs") in accordance with this Statement of Work. An FTE is defined as [**] Customer Facing Employee [**]. An FTE is not equivalent to a headcount.

      3.2.  FTEs will be classified into the following categories:

            3.2.1. Production FTE, which includes FTEs who are agents productive to the line of business

            3.2.2. Training FTE, which includes FTEs who are currently in training and not productive to the line of business

            3.2.3. Get More Academy ("GMA") FTE, which includes FTEs who are productive to the line of business at least part of their day, but are still in training

            3.2.4. Leave of Absence ("LOA") FTE, which includes all FTEs who cannot be classified into Production, Training, or GMA.

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      3.3.  T-Mobile will regularly prepare and deliver to StarTek the following forecasts for the services to support the proper planning of the infrastructure required to support the programs:

            3.3.1. T-Mobile shall deliver a [**] rolling informational forecast to StarTek on or before the 15th day of each month (the "[**]"), which shall contain forecasted [**] call volumes.

            3.3.2. T-Mobile shall deliver a final forecast to StarTek no less than 45 days before the 1st day of each [**] for which the forecast is made, which shall contain a daily call volume and Average Handle Time ("AHT") forecast by [**] interval (the "Final Forecast"). The Final Forecast will contain an updated [**] call volume and AHT forecasts, which will vary no more than [**] in call volume each day from the [**]. If the Final Forecast is not delivered in a timely fashion with respect to a particular month, the appropriate [**] rolling informational forecast shall be the Final Forecast for such [**].

            3.3.3. For informational purposes only, T-Mobile shall deliver a
                  [**] forecast.

      3.4. StarTek will use [**] call volume forecasts provided by T-Mobile as the Final Forecast in accordance with this Agreement. This process is known as Interval Forecasting. StarTek will schedule the appropriate number of FTEs in [**] intervals to meet service levels outlined in the T-Mobile Final Forecast. This process is known as Interval Scheduling. StarTek will provide Interval Scheduling plans to T-Mobile as a [**] look ahead after receiving a Final Forecast from T-Mobile. These Interval Scheduling plans will illustrate how StarTek plans to meet the Key Performance Indicator (KPI) Service Level. The documented plans will include the number of required FTEs to meet the KPI Service Level, the number of scheduled agents, and the [**] Service Level Objectives.

      3.5. StarTek will provide to T-Mobile USA all assumptions used to translate forecasts into scheduled FTEs.

      3.6. T-Mobile and StarTek will cooperatively manage [**] schedule adjustments to manage actual call volumes.

      3.7. T-Mobile and StarTek will mutually agree upon and participate in the preparation of other call volume forecasts, as reasonably required for the successful performance of the Programs. These may include, without limitation, [**]. As part of the support structure, StarTek will provide a National Resource Planning Analyst who will, among other things, assist T-Mobile in the development of call volume forecasts.

      3.8. StarTek will recruit, train, and staff to a minimum of [**] of the forecasted FTE and be able to handle [**] of the forecasted call volume. If the Final Forecast for a particular [**] is [**] or more of the Final Forecast for the proceeding [**], StarTek may add additional staff to service such increase with the prior consent of T-Mobile, which consent shall not be unreasonably withheld.

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      3.9.  If the Production FTE count falls [**] below the forecasted FTE,
            StarTek will recruit and hire agents to back-fill the attrition as long as T-Mobile is delivering a minimum of [**] of forecasted volume. The recruited agents must start training within [**] days of exceeding threshold. [**]

      3.10. If the FTE requirement drops [**], T-Mobile will work with StarTek in good faith to back-fill with additional business [**] as StarTek, Inc. ramps down to the required FTEs. T-Mobile and StarTek will mutually agree in writing on the number of FTEs that will be included in the ramp down.

      3.11. The forecasts referred to above shall in no way represent a commitment from T-Mobile to provide volumes to StarTek, except for purposes of amounts payable by T-Mobile to StarTek as provided in this Section 3.12.

      3.12. Amounts payable to StarTek hereunder and the KPI calculation shall be based upon the following:

            3.12.1. When the [**] exceeds [**] of Final Forecast then StarTek shall be paid for the [**]

            3.12.2. When the [**] is less than [**] of the Final Forecasted call volume, and StarTek is staffed at no less than [**] of the required Final Forecasted FTE, then StarTek shall be paid according to the following formula: [**].

4. AVERAGE HANDLE TIME. Average Handle Time ("AHT") is defined as the sum of average talk time; hold time while on a call, and after call work. StarTek agrees that the AHT objectives shall be [**] for English Activations. The AHT objective shall be less than or equal to a [**]. The AHT objectives may be changed upon mutual agreement of StarTek and T-Mobile USA based on rolling [**] trending results.

5. RAMP. Ramp is defined as any required FTE increase necessary to accommodate call volume growth of greater than [**] of the volume in the peak [**] of the prior [**].

6. RAMP PLANS. For the purposes of this document a Ramp Plan is defined as a T-Mobile approved plan to add substantial FTEs to a current line of business or a change to the current line of business with substantial additions to current StarTek FTEs that support T-Mobile services. StarTek must submit written Ramp Plans to T-Mobile for written approval by a T-Mobile operations manager or above.

      6.1. In the event of a new ramp plan or a change to the [**] line of business supported by StarTek, the AHT monthly objectives will be adjusted depending upon the percentage of net growth in training FTE graduates to the maximum headcount during the growth period. The embedded MS Excel worksheet is an example of the adjustments and will be subject to the AHT objectives agreed to as set forth in
            Section 4 A printed example is shown in Exhibit C.

7.    TRAINING.

      7.1. Agents will be trained on the standard T-Mobile standard New Hire Training Curriculum. Training for the program shall be conducted in accordance with the T-Mobile New Hire Training Curriculum. Upon [**] written notice to StarTek,

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            T-Mobile may change the T-Mobile New Hire Training Curriculum and the hours required for delivery. Prior to completion of training, T-Mobile will deliver all applicable application IDs. Sharing of application IDs is prohibited under T-Mobile policy. StarTek will establish procedures to prevent sharing of application IDs. Any agent who violates this policy will be promptly removed from the T-Mobile account.

      7.2. Any new hire training conducted for net growth must be approved in writing by a T-Mobile training manager or above. Written approval must be attached to the invoice in order to substantiate billable new hire training. T-Mobile will be kept informed of all attrition during the training period.

      7.3. The ratio of trainers to trainees is not to exceed a classroom level of [**] The two trainers can include a fully certified trainer with the support of a supervisor who has been through a certified training program.

      7.4. All costs and expenses for training and training materials for new agents and any initial and program extension training, or changes or modifications to the program or continuation training that exceeds [**] shall be borne by [**]. Online options must be used by StarTek in lieu of printed materials wherever reasonably available. All written materials must be reused by StarTek where reasonable. [**] will not reimburse for training or training materials utilized for attrition-related training. [**] shall not compensate [**] for any agent who does not complete the training and graduate from [**]. Documented training trackers must accompany all invoices for approval of billed charges. Documentation must contain as much information as allowed by law. Information required but not limited to: Agent name, agent training start date, attendance record, and assessment and quality scores. All Continuing Education classes are to be tracked via auxiliary (AUX) or automatic call distributor
            (ACD) code and submitted monthly with reporting displaying agent's name, the exact amount of time spent in each training course, the name of each training course, and the total time in the month spent in Continuing Education training. It is StarTek's responsibility to deliver all appropriate training within the scheduled time frame, subject to service level considerations.

      7.5. StarTek will schedule StreamLine read time not to exceed the amount of six (6) minutes per day, no more than thirty (30) minutes per agent. Streamline read time must be measured via ACD or AUX code, or skill set, and reported monthly. Streamline read time will be billed at the hourly continuing education training rate and is subject to the [**] StarTek is responsible for as referenced in Section 7.4.

      7.6. StarTek must not graduate any new hire agent from training/GMA to production if the agent has missed more than 8 hours in the training classroom16 hours in GMA. The agent must return to the classroom or GMA as applicable to make up missed time before graduating to production. T-Mobile must receive written documentation of the missed time and proof that the time has been made up before being considered ready for production. New agents must also pass

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            training assessments at 85% or better and score 2.6 or higher in quality during GMA to graduate from training to production.

      7.7. [**] requests for removal of personnel including, but not limited to, new trainers and any associated materials, [**].

      7.8.  If StarTek is not meeting the quality standards set forth in Section
            14.3 below and it is determined by T-Mobile that additional "skill set" training is required for StarTek representatives, [**] will bear the cost of the additional training.

      7.9. T-Mobile curriculum is to be facilitated by Certified Facilitators. T-Mobile Certification to be provided by StarTek. If StarTek does not have a certification course they will be required to use the T-Mobile certification course. Facilitators are required to be certified by either T-Mobile Learning and Development specialist or their own Certified Training Manager. Uncertified Supervisors/Operations Managers/Coaches or Team Leads cannot conduct new Hire training.

      7.10. StarTek will abide by the documented training guidelines. Any changes to the documented training guidelines by T-Mobile must be provided to StarTek no less than [**] prior to implementation. Any changes materially impacting StarTek's cost must be agreed to by both parties.

8. ESCALATION PROCEDURES. StarTek shall utilize T-Mobile-provided escalation processes, to handle calls beyond the agent's scope of training or for management support of a customer issue. This process will ensure that each call that cannot be handled by the agent is then handled by the lead representative up through the manager before being transferred to T-Mobile for resolution. If a customer requires management support, the agent shall transfer the call to a manager. T-Mobile shall update all on-line job aides that define the escalation procedures for the program when any changes are made.

9.    [**]

      9.1.  [**]

10. CUSTOMER CARE SYSTEMS. StarTek shall be responsible for costs associated with workstations and local area network (LAN) infrastructure equipped to run the most recent version of the [**] deployed at the time of the implementation of this Agreement. StarTek is hereby granted a license for the term of this Agreement to use the [**] for the sole purposes of performing its obligations under this Agreement. StarTek shall also provide the building and telecommunications switch for the Interactive Voice Response (IVR) system, remote monitoring application and associated toll free number, Universal Power Supply (UPS), desktop computers, office supplies, and dedicated workspaces in each call center. [**] shall be responsible for costs associated with wide area network (WAN) infrastructure (including, but not limited to, the WAN data connectivity infrastructure, application/database servers, routers, and related peripherals. [**] shall also be responsible for software required to support the [**]. T-Mobile will be responsible for the [**], Knowledge Database, and Call Tracking systems required to support the Services performed under this Agreement.

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11.   SYSTEMS USE AND DOWNTIME. Information given to callers or collected by agents will be directly taken from and/or input into T-Mobile's systems. In the event that T-Mobile's systems go down, StarTek shall capture call information in Remedy, or on the downtime forms provided by T-Mobile. StarTek will be instructed on procedure in each scenario as applicable by T-Mobile. If paper forms are utilized, StarTek agrees that it shall then input information from these downtime forms once the system is restored. Turnaround commitment to enter downtime forms into T-Mobile's systems will be [**] from the time when T-Mobile's systems are restored. If call volume does not allow for [**] hour turnaround due to call volume meeting at least [**] of the forecasted volume, another [**] input period shall be granted. Downtime forms will be destroyed (shredded or burned) or sent to T-Mobile, as directed by T-Mobile, every [**]. StarTek will assign a special ACD tracking code to designate when specified representatives are entering downtime form information into T-Mobile systems. StarTek shall provide a downtime productivity report to T-Mobile displaying time in code, number of downtime forms processed and occupancy rate. T-Mobile agrees to pay StarTek the [**] (contingent upon meeting [**] per rep to be agreed upon by both parties) for entering downtime information as stated in the Pricing Schedule set forth in Section 24 of this Statement of Work.

12.   OVERTIME.

      12.1. If the call volume exceeds the Final Forecast by more than [**], StarTek will so notify T-Mobile and will recruit trained agents to work overtime to support the call handling. Any overtime in excess of [**] of forecasted volume must be authorized by T-Mobile operations manager or above. For T-Mobile authorized overtime T-Mobile will pay the overtime rate set forth in Section 25 for all volume handled in excess of [**] of the Final Forecast. The billable overtime minutes will be calculated as set forth in Section 12.4.

      12.2. The recruiting process for overtime shall be deployed as soon as the circumstance affecting the call volume variance is identified. If StarTek identifies the item at least [**] before the occurrence, StarTek shall use its commercially reasonable efforts to minimize the financial impact by changing schedules to support the staffing required. StarTek shall also recruit agents to work overtime on a [**] basis when the [**] call volume dictates additional staffing needs to maintain service goals.

      12.3. Except as provided above in Section 12.2, StarTek shall obtain written authorization from T-Mobile for any overtime that may be required or incurred for the performance of the Programs.

      12.4. T-Mobile authorized overtime as defined in section 12.1 will be calculated for purposed of invoice payment by multiplying the handled call volume in excess of [**] of Final Forecast by the [**], and dividing through by 60 to get minutes.

13. SIGNIFICANT CHANGES. When significant changes occur to the processes utilized to provide services, T-Mobile has the right to request information related to compliance and execution of such changes.

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14.   KPI'S. The KPI's for Services performed hereunder shall be effective for purposes of bonus/penalty adjustments to the invoice, as set forth in Exhibit B.

      14.1. Service Level. Inbound [**] customer service calls: [**]

      14.2. Call Volume. [**]

      14.3. Call Quality. According to the results from the call quality observation process, as described below, with a minimum score of [**].

            14.3.1. For the purposes of ensuring Call Quality, StarTek and
                  T-Mobile shall measure the agents' call quality using the following types of observations:

                14.3.1.1. T-Mobile observation

                14.3.1.2. StarTek operations observation (4 per agent/month);

                14.3.1.3. StarTek quality observation (4 per agent/month)

            14.3.2. KPI performance is based upon T-Mobile scores only, whereas the function of the StarTek operations and quality observations is to provide immediate and monthly feedback to agents and StarTek management.

            14.3.3. For the purposes of billing, the scores for all of these observations will be [**] The StarTek operations and StarTek quality observations must each be [**] If either the StarTek operations or the StarTek quality observation is not [**] T-Mobile may provide written approval of exception to this section 14.3.3 given the number of outsourced issue tickets on T-Mobile observations.

            14.3.4. Calibration. StarTek operations managers shall attend the monthly T-Mobile calibration sessions for the line of business.

            14.3.5. The call quality observation form to be used in this process shall be provided by T-Mobile. Results shall be used to provide both immediate and monthly feedback to agents and StarTek management. StarTek will make best effort to provide each agent with feedback/coaching within 24 hours of being monitored by T-Mobile, StarTek quality team or StarTek operations. StarTek shall keep written documentation of each agent session, signed by the agent, and available for review by T-Mobile upon request. The call quality scoring criteria used by StarTek will match that used by T-Mobile. StarTek must achieve a minimum voice quality score of 3.0. Call monitoring feedback sessions will be held between the agent and the agent's direct supervisor. Any monitored calls using profanity or customer abuse as determined by T-Mobile will result in immediate, unchallenged agent termination from the T-Mobile program.

      14.4.

15. REPORTS. StarTek shall provide T-Mobile with standard call count reports and performance reports on a [**] basis ([**]) by [**] for the previous [**] by [**] for the previous [**], and [**] by [**] for the previous [**]. The reports shall be in the format and contain the information mutually agreed upon between StarTek and T-Mobile. StarTek shall provide report cards reflecting measurements of the KPIs and

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      all of the above metrics within [**] of each [**]. All reporting fed by data from the switch is considered standard and is not subject to non-standard report development costs. Hourly lines of business must have agent detail payroll reports to substantiate that billable hours do not exceed actual hours worked. T-Mobile and StarTek shall mutually agree upon any other reports and the cost associated with the development of those reports. T-Mobile agrees to follow the change management process defined by StarTek and agreed to by T-Mobile when requesting changes to reports or additional information. If T-Mobile requires material format changes to T-Mobile standard reports, T-Mobile will be required to compensate StarTek for the development costs, based upon the rate outlined in the Pricing Schedule set forth in Section 25 of this Statement of Work and will be [**] prior to invoicing.

16. MONITORING. T-Mobile shall have the right, to the extent permitted by law and at no additional expense, to monitor at any time (either on-site or remotely) customer contact calls and/or specific agents to ensure compliance with performance, operational and quality control standards. [**] must provide [**] with a remote monitoring solution. There are two quality monitoring options required: a [**] and a [**]. [**] would manage the [**] calls within [**] of being [**]. [**] requires a minimum of [**] per agent per month [**]. [**] must have the ability to monitor random calls as they come into the queue, or by locating specific agents [**].

      A. HOLIDAYS. StarTek shall observe the following holiday schedule [**]. T-Mobile shall compensate StarTek for holiday rates as identified in the Pricing Schedule set forth hereunder when applicable to the location where work is performed. Holiday rates apply to the actual holiday only.

                    [**]                             US HOLIDAYS
                    [**]                       New Year's Day (Jan 1)
                    [**]                  Memorial Day (last Monday in May)
                    [**]                       Fourth of July (July 4)
                    [**]                Labor Day (first Monday in September)
                    [**]             Thanksgiving Day (4th Thursday in November)
                    [**]                       Christmas (December 25)

17.   SYSTEM DOWNTIME; FORCE MAJEURE.

      17.1.In the event StarTek determines that system maintenance is necessary, StarTek will notify T-Mobile of the need for such maintenance [**] prior to the maintenance, and will obtain the prior written approval of T-Mobile to schedule the time and duration of such maintenance. All routine maintenance shall be scheduled during off-peak system hours. In no event shall disclosed and approved interruption of Services for system maintenance constitute a failure of performance by StarTek if performed in accordance with this Section 17. StarTek shall promptly report to T-Mobile any StarTek system failures, including the duration and impact.

      17.2. Except for T-Mobile's obligation to make payments for services actually performed, each Party's failure to perform shall be excused where such failure is

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            a result of causes beyond its reasonable control. Such causes shall include without limitation acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures of third parties, vandalism, power failures by third parties, cables cut by third parties, earthquakes, floods or other similar catastrophes, terrorist activities, failure of the T-Mobile system or the Internet not related to StarTek's actions or inactions, any law, order, regulation, direction, action or request of any governmental entity or court or civil or military authority having jurisdiction over either of the parties, national emergencies, insurrections, riots, wars, strikes, lock outs, or work stoppages. In the event of failures to perform for [**] or more as a result of a force majeure, either Party may terminate the Agreement by giving written notice to the other Party. Any such notice of termination shall be effective upon receipt.

      17.3.Notwithstanding the foregoing or anything in the Agreement to the contrary, StarTek shall take commercially reasonable steps to ensure that the Services shall continue without interruption due to StarTek systems failure during the term of the Agreement by implementing [**] reasonably necessary to provide the Services with an up-time of [**] (not including scheduled maintenance), which shall include [**] and the like. The components and execution of this plan must be reviewed, updated, and tested semi annually and results reported to T-Mobile.

      17.4. Where downtime is a result of [**]

      17.5. Where downtime is a result of [**]

18. ALLOCATION OF RESOURCES. T-Mobile acknowledges that upon the occurrence of a force majeure event or in instances of unusually high demand, demands on StarTek's facilities may exceed such facilities available capacity. In any such instance, StarTek shall, upon written notice to T-Mobile, be entitled to equitably prioritize Services and otherwise curtail utilization of its facilities in a manner so that any degradation to the Services provided to T-Mobile is (unless agreed otherwise by T-Mobile in writing) no greater than the level of degradation experienced by StarTek's other customers. Upon the request of T-Mobile, StarTek shall provide T-Mobile with reasonable evidence of its compliance with the foregoing.

19. RECRUITING REQUIREMENTS. StarTek recruiting efforts shall meet the following requirements in the selection process of all personnel hired to perform the T-Mobile USA services as describe in this SOW. T-Mobile reserves the right to audit the selection process.

      19.1. A mutually approved customer service assessment

      19.2. A behavioral interview

      19.3.Background checks, which shall include criminal records, are required and shall be completed before employment. Costs incurred for background checks associated with such criminal records [**].

20. STAFFING REQUIREMENTS. StarTek agrees to maintain the following staffing ratios: [**] StarTek agrees that all managers shall be full-time StarTek employees. Subject

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      to Section 21.1, StarTek will ensure that each person assigned to a function has the necessary functional and T-Mobile-related training to successfully perform the function. StarTek must provide specific agent information up to what the law allows. Information required includes agent name, agent ID, start date on T-Mobile line of business, assessment scores, termination date from T-Mobile line of business, quality average.

21. All support functions such as StarTek quality, instructional analysts, and trainers must be housed within the site where the work for this line of service is being performed unless otherwise agreed to in writing by T-Mobile.

      21.1.In addition, before a function is performed by an individual assigned to that function, StarTek shall verify that the necessary skills have been attained through the use of certification of skills program. If T-Mobile reasonably requests StarTek to remove any personnel performing Services pursuant to this Agreement, StarTek shall promptly comply with such request, within [**]. In support of this process, StarTek will do the following:

      21.1.1. Team leaders/supervisors shall go on-line to support customer calls each week for at least [**] per day (approximately [**]) to maintain their skills. The remainder of their time shall be used to support agent development, and to otherwise assist StarTek employees to perform the Services.

      21.1.2. Quality Assurance specialists shall go on-line to support customer calls each month for at least 10 calls per [**] (approximately [**]) to maintain their skills.

      21.1.3. Managers, lead representatives, team leaders/supervisors and trainers must be full-time employees of StarTek and must have completed T-Mobile National Standard Curriculum Training.

      21.1.4. Supervisors will monitor a minimum of two (2) calls per agent per week.

22. FRAUD. StarTek shall implement and enforce T-Mobile policies and procedures as well as StarTek's own procedures to detect and prevent handset or credit card theft or other fraudulent activity by an employee or agent of StarTek. StarTek shall cooperate with any T-Mobile investigation into handset or credit card theft or other fraudulent activity by an employee or agent of StarTek. If an employee or agent of StarTek is suspected of committing handset or credit card theft or other fraudulent activity against T-Mobile, StarTek will promptly notify T-Mobile of the suspected fraudulent activity and will provide T-Mobile with information necessary to conduct an investigation, including but not limited to the employee name, address, contact information, social security number, emergency contact address and phone numbers, and any other information that will assist in investigation of the suspected fraudulent activity. This information will be provided to T-Mobile within 48 hours of the request from T-Mobile.

      StarTek will assume all responsibility for handset theft, credit card theft or other fraudulent activity by an employee or agent of StarTek or their failure to follow T-Mobile policies and procedures. [**] to the following address:

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              T-Mobile USA, Inc.
              Attn:  Kevin Golas, Sr. Manager of Investigations
              794 Roble Road
              Allentown, PA  18109

      [**] shall be made to T-Mobile within [**] of the date the outsourced vendor receives an [**].

      T-Mobile reserves the right to prosecute any employee or agent of StarTek that committed fraud against T-Mobile or a customer of T-Mobile.

23. BILLABLE MINUTES: For purposes of this Agreement, "Billable Minutes " is defined as:

      23.1. [**] multiplied by the [**] when [**] forecast is delivered to StarTek.

      23.2. In the event where less than [**] is delivered to StarTek, amounts payable to StarTek shall be based upon the [**].

      23.3. During system downtime as a result of [**], amounts payable [**]. Where actual AHT is unavailable [**], the lesser of [**] will be substituted.

      23.4. StarTek shall be paid [**] rate as listed in Section 25 for the actual minutes of processing downtime forms as detailed in the required ACD productivity reports displaying time in code and number of forms processed. .

      23.5. During system downtime as a result of a StarTek failure outside the definitions provided for in Section17.2, and StarTek is unable to accept the call volume T-Mobile is otherwise prepared to provide it, for the purposes of determining KPI penalties, StarTek will use the forecasted volume to determine service levels for those downtime intervals.

      23.6. Overtime will be calculated by interval using the following formula: interval handled call volume in excess of [**] multiplied by the lesser of [**] of the KPI AHT and interval AHT, and divided through by 60 to obtain the number of minutes. These are the billable OT minutes where T-Mobile USA has solicited and provided written approval of overtime.

24. SERVICE LEVELS /BREACH OF SERVICE LEVELS. StarTek shall meet or exceed the Key Performance Indicator Service Levels as provided in Performance Pricing Matrix in Exhibit B. Performance outside of the neutral zone of the specified Key Performance Indicators will result in increases/deductions to the overall price per minute as provided in Exhibit B.

      24.1. In the event that StarTek negatively performs any of the Key Performance Indicators, in performance subject to deductions in payment/pricing (not neutral or bonus-able performance) as specified in Performance Price Matrix in Exhibit B, for a consecutive period of [**], StarTek shall be in breach of this Agreement. StarTek shall prepare a plan to cure the breach and shall have [**] from the date of the first date of failure in which to cure the breach. In the event that StarTek fails to cure the breach within the [**] period from the date of the first date of failure, T-Mobile may terminate the Agreement for StarTek's breach.

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25.   PRICING SCHEDULE. T-Mobile shall pay StarTek for Services as provided in the following schedule.

      25.1. INTERIM PRICING. Interim prices apply until such time StarTek meets service level for [**] from effective date of this agreement; however no later than [**].

          25.1.1. Standard Rate: [**]

          25.1.2. Holiday Rate: [**]

          25.1.3. Overtime Rate: [**]

          25.1.4. Standard Spanish Rate: [**]

          25.1.5. Holiday Spanish Rate: [**]

          25.1.6. Overtime Spanish Rate: [**]

      25.2. PREMIUM PRICING. Premium Pricing shall apply after StarTek performs as stated in Section 25.1 for [**]; however no later than [**].

          25.2.1. Standard Rate: [**]

          25.2.2. Holiday Rate: [**]

          25.2.3. Overtime Rate: [**]

          25.2.4. Standard Spanish Rate: [**]

          25.2.5. Holiday Spanish Rate: [**]

          25.2.6. Overtime Spanish Rate: [**]

      25.3. [**].

          25.3.1. [**]

          25.3.2. [**]

          25.3.3. [**]

          25.3.4. [**]

          25.3.5. [**]

          25.3.6. [**]

          25.3.7. [**]

          25.3.8. [**]

          25.3.9. [**]

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                                    EXHIBIT B

                * -- ALL FIGURES ON EXHIBIT B HAVE BEEN REDACTED
                                      [**]

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                                    EXHIBIT C

* -- ALL FIGURES ON EXHIBIT C HAVE BEEN REDACTED
[**]

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                                   EXHIBIT A-4

                            STATEMENT OF WORK - [**]

This Statement of Work, Exhibit A-6 is incorporated into that certain T-Mobile USA Service Partner Services Agreement ("Agreement") dated August 1, 2005 by and between T-Mobile USA, Inc. ("T-Mobile") and StarTek USA, Inc. ("StarTek"). The Statement of Work shall be effective as of August 1, 2005 and the defined terms used in this Statement of Work shall have the meanings provided in the Agreement unless expressly defined herein.

1. GENERAL. StarTek will handle [**] work for T-Mobile. StarTek will maintain a dedicated program (i.e., StarTek's dedicated representatives shall handle only T-Mobile work, StarTek's team supervisors shall support only T-Mobile dedicated representatives and StarTek's team managers will support only T-Mobile dedicated team supervisors.) to perform the Services.

2. HOURS OF OPERATION. Except as otherwise set forth herein, the hours of operation will be:

            2.1.  [**]

            2.2.  [**]

            2.3. Any change to the hours of operation on a T-Mobile line of business at any site by StarTek requires written request and approval by a Vice President of T-Mobile of the change. Any change to the hours of operation on a T-Mobile line of business at any site by T-Mobile requires written notification to StarTek USA, Inc. Any closure of a site or 100% reallocation of headcount to another site in which a T-Mobile line of business resides requires written notice to T-Mobile [**] in advance of the closure or reallocation. Any reallocation of headcount (not due to forecast change) to another site of more than 10% of the total line of business headcount requires written to T-Mobile [**] in advance. StarTek will provide a comprehensive written plan as to how StarTek will maintain services for the line of business to mitigate impact and prevent tangible and intangible cost to T-Mobile.

3.    CALL VOLUME AND FORECASTING.

            3.1. For the purposes of meeting the forecast, StarTek will utilize full time equivalents ("FTEs") in accordance with this Statement of Work. An FTE is defined as [**] Customer Facing Employee [**]. An FTE is not equivalent to headcount.

            3.2.  FTEs will be classified into the following categories:

            3.2.1. Production FTE, which includes FTEs who are agents productive to the line of business

            3.2.2. Training FTE, which includes FTEs who are currently in training and not productive to the line of business

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            3.2.3. Get More Academy ("GMA") FTE, which includes FTEs who are productive to the line of business at least part of their day, but are still in training

            3.2.4. Leave of Absence ("LOA") FTE, which includes all FTEs who cannot be classified into Production, Training, or GMA.

             3.3. T-Mobile will regularly prepare and deliver to StarTek the following forecasts for the services to support the proper planning of the infrastructure required to support the programs:

            3.3.1. T-Mobile shall deliver a [**] rolling informational forecast to StarTek on or before the 15th day of each month (the "[**]"), which shall contain forecasted [**] call volumes.

            3.3.2. T-Mobile shall deliver a final forecast to the StarTek no less than 45 days before the 1st day of each [**] for which the forecast is made, which shall contain a [**] call volume and Average Handle Time ("AHT") forecast by [**] interval (the "Final Forecast"). The Final Forecast will contain an updated [**] call volume and AHT forecasts, which will vary no more than [**] in call volume each day from the [**]. If the Final Forecast is not delivered in a timely fashion with respect to a particular month, the appropriate [**] rolling informational forecast shall be the Final Forecast for such [**].

            3.3.3. For informational purposes only, T-Mobile shall deliver a
                  [**] forecast.

             3.4. StarTek will provide to T-Mobile all assumptions used to translate forecasts into scheduled FTE.

             3.5. T-Mobile and StarTek will mutually agree upon and participate in the preparation of other work volume forecasts, as reasonably required for the successful performance of the Programs in this line of business. These may include, without limitation, [**]. As part of the support structure, StarTek will provide a National Resource Planning Analyst who will, among other things, assist T-Mobile in the development of work volume forecasts.

             3.6. StarTek will recruit, train, and staff to a minimum of [**] of the forecasted FTE and be able to handle [**] of the forecasted work volume. If the Final Forecast for a particular [**] is [**] or more of the Final Forecast for the proceeding [**], StarTek USA, Inc. may add additional staff to service such increase with the prior consent of T-Mobile, which consent shall not be unreasonably withheld.

             3.7. If the Production FTE count falls [**] below the forecasted required FTE, StarTek will recruit and hire agents to back-fill the attrition. The recruited agents must start training within fourteen (14) days of exceeding threshold. The associated training costs are the responsibility of the StarTek and are not billable to T-Mobile.

             3.8. If the FTE requirement drops [**] T-Mobile will work with
                  StarTek in good faith to back-fill with additional business [**] as StarTek ramps down to the

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                  required FTEs. T-Mobile and StarTek will mutually agree in writing on the number of FTEs that will be included in the ramp down.

4. PRODUCTIVITY SPECIFIC TO WORKLOAD TYPE. T-Mobile and StarTek will agree on productivity measurements specific to the line of business.

5. RAMP. Ramp is defined as any required FTE increase necessary to accommodate work volume growth of greater than [**] of the volume in the peak [**] of the prior [**].

6. RAMP PLANS. For the purposes of this document a Ramp Plan is defined as a T-Mobile approved plan to add substantial FTEs to a current line of business or a change to the current line of business with substantial additions to current StarTek FTEs that support T-Mobile services. StarTek must submit written Ramp Plans to T-Mobile for written approval by a T-Mobile operations manager or above.

7.    TRAINING.

            7.1. Agents will be trained on the T-Mobile standard New-Hire Training Curriculum. Training for the program shall be in accordance with the T-Mobile New Hire Training Curriculum. Upon [**] written notice to StarTek, T-Mobile may change the T-Mobile New Hire Training Curriculum and the hours required for delivery. Prior to completion of training, T-Mobile will deliver to StarTek all applicable application IDs. Sharing of application IDs is prohibited under T-Mobile policy. StarTek will establish procedures to prevent sharing of application IDs. Any agent who violates this policy will be promptly removed from the T-Mobile account.

            7.2. Any new hire training conducted for net growth must be approved in writing by a T-Mobile training manager or above. Written approval must be attached to the invoice in order to substantiate billable new hire training. T-Mobile will be kept informed of all attrition training.

            7.3. All agent-level training-period performance, including attendance, quality, and assessment scores, regardless of whether net growth or attrition-related, will be reported [**] to [**] invoice.

            7.4. The ratio of trainers to trainees is not to exceed a classroom level of [**]. The [**] trainers can include a fully-certified trainer with the support of a supervisor who has been through a certified training course.

            7.5. All costs and expenses for training and training materials for new agents and any initial and program extension training, or changes or modifications to the program or continuation training that exceeds [**] shall be borne by [**]. Online options must be used by StarTek in lieu of printed materials wherever reasonably available. All written materials must be reused by StarTek where reasonable. [**] will not reimburse for training or training materials utilized for attrition-related training. [**] shall not compensate [**] for any agent who does not complete the training via graduation from [**]. Documented training trackers must accompany all invoices for approval of billed charges. Documentation must contain as much

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                  information as allowed by law. Information required but not limited to: Agent name, agent training start date, attendance record, and assessment and quality scores. All Continuing Education classes are to be tracked via auxiliary (AUX) or automatic call distributor (ACD) code and submitted monthly with reporting displaying agent's name, the exact amount of time spent in each training course, the name of each training course, and the total time in the month spent in Continuing Education training. It is StarTeks responsibility to deliver all appropriate training within the scheduled time frame, subject to service level considerations.

            7.6. STARTEK will schedule Streamline read time not to exceed the amount of six (6) minutes per day, no more than thirty (30) minutes per agent. Streamline read time must be measured via ACD or AUX code, or via skill set, and reported monthly. Streamline read time will be billed at the hourly continuing education training rate and is subject to the [**] StarTek is responsible for as referenced in section 7.5.

            7.7. StarTek must not graduate any new hire agent from training/GMA to production if the agent has missed more than 8 hours in the training classroom, or 16 hours in GMA. The agent must return to the classroom or GMA as applicable to make up missed time before graduating to production. T-Mobile must receive written documentation of the missed time and proof that the time has been made up before being considered ready for production. New agents must also pass training assessments at 85% or better and score 2.6 or higher in quality reviews during GMA to graduate from training to production.

            7.8. [**] requests for removal of personnel, including, but not limited to, new trainers and any associated materials, [**].

            7.9.  If StarTek is not meeting the quality standards set forth in
                  Section 14 below and it is determined by T-Mobile that additional "skill set" training is required for the StarTek representatives, [**] will bear the cost of the additional training.

            7.10. T-Mobile curriculum is to be facilitated by Certified
                  Facilitators. Certification to be provided by StarTek. If the StarTek does not have a certification course they will be required to use the T-Mobile approved certification courses. Facilitators are required to be certified by either T-Mobile Learning and Development specialist or their own Certified Training Manager. Non-certified Supervisors/Operations Managers/Coaches or Team Leads cannot conduct New Hire Training.

            7.11. StarTek will abide by the documented training guidelines.

8. ESCALATION PROCEDURES. StarTek shall utilize T-Mobile-provided escalation processes, to handle calls beyond the agent's scope of training or for management support of a customer issue. This process will ensure that each call that cannot be handled by the agent is then handled by the lead representative up through the manager before being transferred to T-Mobile for resolution. If a customer requires

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      management support, the agent shall transfer the call to a manager.
      T-Mobile shall update all on-line job aides that define the escalation procedures for the program when any changes are made.

9.    [**]

            9.1.  [**]

10. CUSTOMER CARE SYSTEMS. StarTek shall be responsible for costs associated with workstations and local area network (LAN) infrastructure equipped to run the most recent version of the [**] deployed at the time of the implementation of this Agreement. StarTek is hereby granted a license for the term of this Agreement to use the [**] for the sole purposes of performing its obligations under this Agreement. StarTek shall also provide the building, telecommunications switch for the Interactive Voice Response (IVR) system, remote monitoring application and associated toll free number, Universal Power Supply (UPS), desktop computers, office supplies, and dedicated workspaces in each call center. [**] shall be responsible for costs associated with wide area network (WAN) infrastructure (including, but not limited to, the WAN data connectivity infrastructure, application/database servers, routers, and related peripherals. [**] shall also be responsible for software required to support the [**]. T-Mobile will be responsible for the [**], Knowledge Database, and Call Tracking systems required to support the Services performed under this Agreement.

11. SYSTEMS USE AND DOWNTIME. Information given to callers or collected by agents will be directly taken from and/or input into T-Mobile's systems. In the event that T-Mobile's systems go down, StarTek shall capture call information in Remedy, or on the downtime forms provided by T-Mobile and will be instructed on procedure in each scenario as applicable by T-Mobile. If paper forms are utilized, StarTek agrees that it shall then input information from these downtime forms once the system is restored. Turnaround commitment to enter downtime forms into T-Mobile's systems will be [**] from the time when T-Mobile's systems are restored. If call volume does not allow for [**] turnaround due to call volume meeting at least [**] of the forecasted volume, another [**] input period shall be granted. Downtime forms will be destroyed (burned or shredded) or sent to T-Mobile, as directed by T-Mobile, every [**]. StarTek will assign a special ACD tracking code to designate when specified representatives are entering downtime form information into System. StarTek shall provide a downtime productivity report to T-Mobile displaying time in code, number of downtime forms processed and occupancy rate. T-Mobile agrees to pay StarTek the [**] (contingent upon meeting [**] per rep to be agreed upon by both parties) for entering downtime information as stated in the Pricing Schedule set forth in Section 24 of this Statement of Work.

12.   OVERTIME.

            12.1. If the daily work volume will exceed the Final Forecast by more than [**], StarTek will so notify T-Mobile and will recruit trained agents to work overtime to support the work handling. If the Final Forecast is within [**], StarTek must recruit agents to work overtime to cover the shortage and StarTek shall be responsible for any overtime expenses. Any additional staffing required for call volume over [**] of Final Forecast must be

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                  approved by T-Mobile in advance. T-Mobile will pay the
                  overtime rate for all approved overtime.

            12.2. The recruiting process for overtime shall be deployed as soon as the circumstance affecting the call volume variance is identified. If StarTek identifies the item at least [**] before the occurrence, StarTek shall use its commercially reasonable efforts to minimize the financial impact by changing schedules to support the staffing required. StarTek shall also recruit agents to work overtime on a [**] basis when the [**] call volume dictates additional staffing needs to maintain service goals.

            12.3. Except as provided in Section 12.2 above, StarTek shall obtain written authorization from T-Mobile for any overtime that may be required or incurred for the performance of the Programs.

            12.4. A reasonable estimate for the amount of overtime necessary to meet the Service Level will be provided to T-Mobile for written approval. Overtime need should be driven by [**] of the forecast. Overtime resulting from staffing [**].

13. SIGNIFICANT CHANGES. When significant changes occur to the processes utilized to provide services, T-Mobile has the right to request information related to compliance and execution of such changes.

14.   KPIS. [**]. All KPIs will be mutually agreed upon.

15. REPORTS. T-Mobile and StarTek will mutually agree upon required reports and timelines by the completion of the consolidation of [**].

16. MONITORING. T-Mobile shall have the right, to the extent permitted by law and at no additional expense, to monitor at any time (either on-site or remotely) customer contact calls and/or specific agents to ensure compliance with performance, operational and quality control standards. [**] must provide [**] with a remote monitoring solution. There are two quality monitoring options required: a [**] and a [**]. The [**]. would manage the [**] calls within [**] of being [**]. T-Mobile requires a minimum of [**] calls per agent per month [**]. [**] number must have the ability to monitor random calls as they come into the queue, or by locating specific agents [**].

      A. HOLIDAYS. StarTek shall observe the following holiday schedule [**] T-Mobile shall compensate StarTek for holiday rates as identified in the Pricing Schedule set forth hereunder when applicable to the location where work is performed. Holiday rates apply to the actual holiday only.

                        [**]                        US HOLIDAYS
                        [**]                  New Year's Day (Jan 1)
                        [**]             Memorial Day (last Monday in May)
                        [**]                  Fourth of July (July 4)
                        [**]           Labor Day (first Monday in September)
                        [**]        Thanksgiving Day (4th Thursday in November)
                        [**]                  Christmas (December 25)

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17.   SYSTEM DOWNTIME; FORCE MAJEURE.

            17.1.In the event StarTek determines that system maintenance is necessary, StarTek will notify T-Mobile of the need for such maintenance [**] prior to the maintenance, and will obtain the prior written approval of T-Mobile to schedule the time and duration of such maintenance. All routine maintenance shall be scheduled during off-peak system hours. In no event shall interruption of Services for prior disclosed and approved system maintenance constitute a failure of performance by StarTek if performed in accordance with this Section 17. StarTek shall promptly report to T-Mobile any StarTek system failures, duration and impact.

            17.2. Except for T-Mobile's obligation to make payments for services actually performed, each Party's failure to perform shall be excused where such failure is a result of causes beyond its reasonable control. Such causes shall include without limitation acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures of third parties, vandalism, power failures by third parties, cables cut by third parties, earthquakes, floods or other similar catastrophes, terrorist activities, failure of the T-Mobile system or the Internet not related to StarTek's actions or inactions, any law, order, regulation, direction, action or request of any governmental entity or court or civil or military authority having jurisdiction over either of the parties, national emergencies, insurrections, riots, wars, strikes, lock outs, or work stoppages. In the event of failures to perform for [**] or more as a result of a force majeure, either Party may terminate the Agreement by giving written notice to the other Party. Any such notice of termination shall be effective upon receipt.

            17.3.Notwithstanding the foregoing or anything in the Agreement to the contrary, StarTek shall take commercially reasonable steps to ensure that the Services shall continue without interruption due to a StarTek systems failure during the term of the Agreement by implementing [**] reasonably necessary to provide the Services with an up-time of [**] (not including scheduled maintenance), which shall include [**] and the like. The components and execution of this plan must be reviewed, updated, and tested semi-annually and results reported to T-Mobile.

18. ALLOCATION OF RESOURCES. T-Mobile acknowledges that upon the occurrence of a force majeure event or in instances of unusually high demand, demands on StarTek's facilities may exceed such facilities available capacity. In any such instance, StarTek shall, upon written notice to T-Mobile, be entitled to equitably prioritize Services and otherwise curtail utilization of its facilities in a manner so that any degradation to the Services provided to T-Mobile is (unless agreed otherwise by T-Mobile in writing) no greater than the level of degradation experienced by StarTek's other customers. Upon the request of T-Mobile, StarTek shall provide T-Mobile with reasonable evidence of its compliance with the foregoing.

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19.   RECRUITING REQUIREMENTS. StarTek recruiting efforts shall meet the following requirements in the selection process of all personnel hired to perform the T-Mobile services as described in this Agreement. T-Mobile reserves the right to audit the selection process.

            19.1. A mutually approved customer service assessment

            19.2. A behavioral interview

            [**]Background checks, which shall include criminal records, are required and shall be completed before employment. Costs incurred for background checks associated with such criminal records [**].

20. STAFFING REQUIREMENTS. StarTek agrees to maintain the following staffing ratios: [**] StarTek agrees that all managers shall be full-time StarTek employees. Subject to Section 21.1 StarTek will ensure that each person assigned to a function has the necessary functional and T-Mobile-related training to successfully perform the function. StarTek must provide specific agent information up to what the law allows. Information required includes agent name, T-Mobile agent IDs, start date on T-Mobile line of business, assessment scores, termination date from T-Mobile line of business, quality average.

21. All support functions such as StarTek quality, instructional analysts, and trainers must be housed within the site where the work is being performed unless otherwise agreed to in writing by T-Mobile.

            21.1.In addition, before a function is performed by an individual assigned to that function, StarTek shall verify that the necessary skills have been attained through the use of certification of skills program. If T-Mobile reasonably requests StarTek to remove any personnel performing Services pursuant to this Agreement, StarTek shall promptly comply with such request, within [**]. In support of this process, StarTek will do the following:

            21.1.1. Team leaders/supervisors shall perform productive work for at least [**] to maintain their skills. The remainder of their time shall be used to support agent development, and to otherwise assist StarTek employees to perform the Services.

            21.1.2. Quality Assurance specialists shall perform productive work for at least [**] to maintain their skills.

            21.1.3. Managers, lead representatives, team leaders/supervisors and trainers must be full-time employees of StarTek and must have completed T-Mobile National Standard Curriculum Training.

            21.1.4. Supervisors will audit a mutually agreeable amount of agent work per week for accuracy.

22. FRAUD. StarTek shall implement and enforce T-Mobile policy and procedures as well as StarTek's own procedures to detect and prevent handset or credit card theft or other fraudulent activity by an employee or agent of StarTek. StarTek shall cooperate with any T-Mobile investigation into handset or credit card theft or other fraudulent

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      activity by an employee or agent of StarTek. If an employee or agent of
      StarTek is suspected of committing handset or credit card theft or other fraudulent activity against T-Mobile, StarTek will promptly notify T-Mobile of the suspected fraudulent activity and will provide T-Mobile with information necessary to conduct an investigation, including but not limited to the employee name, address, contact information, social security number, emergency contact address and phone numbers, and any other information that will assist in investigation of the suspected fraudulent activity. This information will be provided to T-Mobile within 48 hours of the request from T-Mobile.

      StarTek will assume all responsibility for handset theft, credit card theft or other fraudulent activity by an employee or agent of StarTek or their failure to follow T-Mobile policies and procedures. [**] to the following address:

               T-Mobile USA, Inc.
               Attn:  Kevin Golas, Sr. Manager of Investigations
               794 Roble Road
               Allentown, PA  18109

      [**] shall be made to T-Mobile within [45 days] of the date the outsourced vendor receives an [**].

      T-Mobile reserves the right to prosecute any employee or agent of StarTek who committed fraud against T-Mobile or a customer of T-Mobile.

23. BILLABLE HOURS: For purposes of this Agreement, "Billable Hours" is defined as:

            23.1. Hours [**] to Activations Offline, which [**]

            23.2.[**] shall not exceed the [**] unless increased workload is
                  [**] and is [**] in writing.

24. SERVICE LEVELS /BREACH OF SERVICE LEVELS. StarTek shall meet or exceed the Key Performance Indicator Service Levels as will be provided in accordance with Section 14.

25. PRICING SCHEDULE. T-Mobile shall pay StarTek for Services as provided in the following schedule

            25.1. Interim Pricing. Interim prices apply until such time as [**].

            25.1.1. Tier [**]

            25.1.2. Tier [**]

            25.1.3. Tier [**]

            25.1.4. Overtime and Holiday Tier [**]

            25.1.5. Overtime and Holiday Tier [**]

            25.1.6. Overtime and Holiday Tier [**]

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               25.2. New Pricing. New prices apply after [**]

            25.2.1. Tier II RATE: $.51/ HANDLE MINUTE

            25.2.2. Tier [**]

            25.2.3. Tier [**]

            25.2.4. Overtime and Holiday Tier [**]

            25.2.5. Overtime and Holiday Tier [**]

            25.2.6. Overtime and Holiday Tier [**]

               25.3. Agent Training.

            25.3.1. [**]

            25.3.2. [**]

            25.3.3. [**]

            25.3.4. [**]

            25.3.5. [**]

            25.3.6. [**]

            25.3.7. [**]

            25.3.8. [**]

            25.3.9. [**]

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                                   EXHIBIT A-5

                            STATEMENT OF WORK - [**]

This Statement of Work, Exhibit A-5 is incorporated into that certain T-Mobile USA Service Partner Services Agreement ("Agreement") dated August 1, 2005 by and between T-Mobile USA, Inc. ("T-Mobile") and StarTek USA, Inc. ("StarTek"). The Statement of Work shall be effective as of August 1, 2005 and the defined terms used in this Statement of Work shall have the meanings provided in the Agreement unless expressly defined herein.

1. GENERAL. StarTek will handle inbound [**] calls for T-Mobile. StarTek will maintain a dedicated program (i.e., StarTek's dedicated representatives shall handle only T-Mobile calls, StarTek's team supervisors shall support only T-Mobile dedicated representatives and StarTek's team managers will support only T-Mobile dedicated team supervisors.) to perform the Services.

2. HOURS OF OPERATION. Except as otherwise set forth herein, the hours of operation will be [**] Any change to the hours of operation on a T-Mobile line of business at any site by StarTek requires written request and approval by a T-Mobile Vice President of the change. Any change to the hours of operation on a T-Mobile line of business at any site by T-Mobile requires written notification to StarTek. Any closure of a site or 100% reallocation of headcount to another site in which a T-Mobile line of business resides requires written notice to T-Mobile [**] notice in advance of the closure or reallocation. Any reallocation of headcount (not due to forecast change) to another site of [**] of the total [**] headcount requires written advanced notice to T-Mobile [**] StarTek will provide a comprehensive written plan as to how StarTek will maintain services of line of business to mitigate impact and prevent tangible and intangible cost to T-Mobile

3.    CALL VOLUME AND FORECASTING.

      3.1. For the purposes of meeting the forecast, StarTek will utilize full time equivalents ("FTEs") in accordance with this Statement of Work. An FTE is defined as [**] Customer Facing Employee [**]. An FTE is not equivalent to a headcount.

      3.2.  FTEs will be classified into the following categories:

            3.2.1. Production FTE, which includes FTEs who are agents productive to the line of business

            3.2.2. Training FTE, which includes FTEs who are currently in training and not productive to the line of business

            3.2.3. Get More Academy ("GMA") FTE, which includes FTEs who are productive to the line of business at least part of their day, but are still in training

            3.2.4. Leave of Absence ("LOA") FTE, which includes all FTEs who cannot be classified into Production, Training, or GMA.

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      3.3.  T-Mobile will regularly prepare and deliver to StarTek the following forecasts for the services to support the proper planning of the infrastructure required to support the programs:

            3.3.1. T-Mobile shall deliver a [**] rolling informational forecast to StarTek on or before the 15th day of each month (the "[**]"), which shall contain forecasted [**] call volumes.

            3.3.2. T-Mobile shall deliver a final forecast to StarTek no less than 45 days before the 1st day of each [**] for which the forecast is made, which shall contain a [**] call volume and Average Handle Time ("AHT") forecast by [**] interval (the "Final Forecast"). The Final Forecast will contain an updated [**] call volume and AHT forecasts, which will vary no more than [**] in call volume each day from the [**]. If the Final Forecast is not delivered in a timely fashion with respect to a particular month, the appropriate [**] rolling informational forecast shall be the Final Forecast for such [**].

            3.3.3. For informational purposes only, T-Mobile shall deliver a
                  [**] forecast.

      3.4. StarTek will use [**] call volume forecasts provided by T-Mobile as the Final Forecast in accordance with this Agreement. This process is known as Interval Forecasting. StarTek will schedule the appropriate number of FTEs in [**] intervals to meet service levels outlined in the T-Mobile Final Forecast. This process is known as Interval Scheduling. StarTek will provide Interval Scheduling plans to T-Mobile as a [**] look ahead after receiving a Final Forecast from T-Mobile. These Interval Scheduling plans will illustrate how StarTek plans to meet the Key Performance Indicator (KPI) Service Level. The documented plans will include the number of required FTEs to meet the KPI Service Level, the number of scheduled agents, and the [**] Service Level Objectives.

      3.5. StarTek will provide to T-Mobile USA all assumptions used to translate forecasts into scheduled FTEs.

      3.6. T-Mobile and StarTek will cooperatively manage [**] schedule adjustments to manage actual call volumes.

      3.7. T-Mobile and StarTek will mutually agree upon and participate in the preparation of other call volume forecasts, as reasonably required for the successful performance of the Programs. These may include, without limitation, [**]. As part of the support structure, StarTek will provide a National Resource Planning Analyst who will, among other things, assist T-Mobile in the development of call volume forecasts.

      3.8. StarTek will recruit, train, and staff to a minimum of [**] of the forecasted FTE and be able to handle [**] of the forecasted call volume. If the Final Forecast for a particular [**] is [**] or more of the Final Forecast for the proceeding [**], StarTek may add additional staff to service such increase with the prior consent of T-Mobile, which consent shall not be unreasonably withheld.

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      3.9.  If the Production FTE count falls [**] the forecasted FTE, StarTek will recruit and hire agents to back-fill the attrition as long as T-Mobile is delivering a minimum of [**] of forecasted volume. The recruited agents must start training within [**] of exceeding threshold. [**].

      3.10. If the FTE requirement drops [**], T-Mobile will work with StarTek in good faith to back-fill with additional business [**] as StarTek ramps down to the required FTEs. T-Mobile and StarTek will mutually agree in writing on the number of FTEs that will be included in the ramp down.

      3.11. The forecasts referred to above shall in no way represent a commitment from T-Mobile to provide volumes to StarTek, except for purposes of amounts payable by T-Mobile to StarTek as provided in this Section 3.12.

      3.12. Amounts payable to StarTek hereunder and the KPI calculation shall be based upon the following:

            3.12.1. When the [**] exceeds [**] of Final Forecast, then StarTek shall be paid for the [**].

            3.12.2. When the [**] is less than [**] of the Final Forecasted call volume, and StarTek is staffed at no less than [**] of the required Final Forecasted FTE, then StarTek shall be paid according to the following formula: [**].

4. AVERAGE HANDLE TIME. Average Handle Time ("AHT") is defined as the sum of average talk time; hold time while on a call, and after call work. Both parties will mutually agree upon an AHT goal within sixty (60) days of the conclusion of the initial ramp period

5. RAMP. Ramp is defined as any required FTE increase necessary to accommodate call volume growth of greater than [**] of the volume in the peak week of the prior [**].

6. RAMP PLANS. For the purposes of this document a Ramp Plan is defined as a T-Mobile approved plan to add substantial FTEs to a current line of business or a change to the current line of business with substantial additions to current StarTek FTEs that support T-Mobile services. StarTek must submit written Ramp Plans to T-Mobile for written approval by a T-Mobile operations manager or above.

      6.1. In the event of a new ramp plan or a change to the [**]line of business supported by StarTek, the AHT monthly objectives will be adjusted depending upon the percentage of net growth in training FTE graduates to the maximum headcount during the growth period. The embedded MS Excel worksheet is an example of the adjustments and will be subject to the AHT objectives agreed to as set forth in
            Section 4 A printed example is shown in Exhibit C.

7.    TRAINING.

      7.1. Agents will be trained on the standard T-Mobile New Hire Training Curriculum. Training for the program shall be conducted in accordance with the T-Mobile New Hire Training Curriculum. Upon [**] written notice to StarTek, T-Mobile may change the T-Mobile New Hire Training Curriculum and the hours required for delivery. Prior to completion of training, T-Mobile will deliver all applicable application IDs. Sharing of application IDs is prohibited under T-Mobile policy.

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            StarTek will establish procedures to prevent sharing of application
            IDs. Any agent who violates this policy will be promptly removed from the T-Mobile account.

      7.2. Any new hire training conducted for net growth must be approved in writing by a T-Mobile training manager or above. Written approval must be attached to the invoice in order to substantiate billable new hire training. T-Mobile will be kept informed of all attrition during the training period.

      7.3. The ratio of trainers to trainees is not to exceed a classroom level of [**] The two trainers can include a fully certified trainer with the support of a supervisor who has been through a certified training program.

      7.4. All costs and expenses for training and training materials for new agents and any initial and program extension training, or changes or modifications to the program or continuation training that exceeds [**] shall be borne by [**]. Online options must be used [**] in lieu of printed materials wherever reasonably available. All written materials must be reused by StarTek where reasonable. [**] will not reimburse for training or training materials utilized for attrition-related training. [**] shall not compensate [**] for any agent who does not complete the training and graduate from [**]. Documented training trackers must accompany all invoices for approval of billed charges. Documentation must contain as much information as allowed by law. Information required by not limited to: Agent name, agent training start date, attendance record, and assessment and quality scores. All Continuing Education classes are to be tracked via auxiliary (AUX) or automatic call distributor
            (ACD) code and submitted monthly with reporting displaying agent's name, the exact amount of time spent in each training course, the name of each training course, and the total time in the month spent in Continuing Education training. It is StarTek's responsibility to deliver all appropriate training within the scheduled time frame, subject to service level considerations.

      7.5. StarTek will schedule StreamLine read time not to exceed the amount of six (6) minutes per day, no more than thirty (30) minutes per agent per week. Streamline read time must be measured via ACD or AUX code, or skill set, and reported monthly. Streamline read time will be billed at the hourly continuing education training rate and is subject to the[**]StarTek is responsible for as referenced in
            Section 7.4.

      7.6. StarTek must not graduate any new hire agent from training/GMA to production if the agent has missed more than 8 hours in the training classroom16 hours in GMA. The agent must return to the classroom or GMA as applicable to make up missed time before graduating to production. T-Mobile must receive written documentation of the missed time and proof that the time has been made up before being considered ready for production. New agents must also pass training assessments at 85% or better and score 2.6 or higher in quality during GMA to graduate from training to production.

      7.7. [**] requests for removal of personnel including, but not limited to, new trainers and any associated materials, [**].

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      7.8.  If StarTek is not meeting the quality standards set forth in Section
            14.3 below and it is determined by T-Mobile that additional "skill set" training is required for StarTek representatives, [**] will bear the cost of the additional training.

      7.9. T-Mobile curriculum is to be facilitated by Certified Facilitators. T-Mobile Certification to be provided by StarTek. If StarTek does not have a certification course they will be required to use the T-Mobile certification course. Facilitators are required to be certified by either T-Mobile Learning and Development specialist or their own Certified Training Manager. Uncertified Supervisors/Operations Managers/Coaches or Team Leads cannot conduct new Hire training.

      7.10. StarTek will abide by the documented training guidelines. Any changes to the documented training guidelines by T-Mobile must be provided to StarTek no less than [**] prior to implementation. Any changes materially impacting StarTek's cost must be agreed to by both parties.

8. ESCALATION PROCEDURES. StarTek shall utilize T-Mobile-provided escalation processes, to handle calls beyond the agent's scope of training or for management support of a customer issue. This process will ensure that each call that cannot be handled by the agent is then handled by the lead representative up through the manager before being transferred to T-Mobile for resolution. If a customer requires management support, the agent shall transfer the call to a manager. T-Mobile shall update all on-line job aides that define the escalation procedures for the program when any changes are made.

9.    [**].

      9.1.  [**].

10. CUSTOMER CARE SYSTEMS. StarTek shall be responsible for costs associated with workstations and local area network (LAN) infrastructure equipped to run the most recent version of the [**] deployed at the time of the implementation of this Agreement. StarTek is hereby granted a license for the term of this Agreement to use the [**] for the sole purposes of performing its obligations under this Agreement. StarTek shall also provide the building and telecommunications switch for the Interactive Voice Response (IVR) system, remote monitoring application and associated toll free number, Universal Power Supply (UPS), desktop computers, office supplies, and dedicated workspaces in each call center. [**] shall be responsible for costs associated with wide area network (WAN) infrastructure (including, but not limited to, the WAN data connectivity infrastructure, application/database servers, routers, and related peripherals. [**] shall also be responsible for software required to support the [**]. T-Mobile will be responsible for the [**], Knowledge Database, and Call Tracking systems required to support the Services performed under this Agreement.

11. SYSTEMS USE AND DOWNTIME. Information given to callers or collected by agents will be directly taken from and/or input into T-Mobile's systems. In the event that T-Mobile's systems go down, StarTek shall capture call information in Remedy, or on the downtime forms provided by T-Mobile. StarTek will be instructed on procedures

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      in each scenario as applicable by T-Mobile. If paper forms are utilized,
      StarTek agrees that it shall then input information from these downtime forms once the system is restored. Turnaround commitment to enter downtime forms into T-Mobile's systems will be [**] from the time when T-Mobile's systems are restored. If call volume does not allow for [**] turnaround due to call volume meeting at least [**] of the forecasted volume, another [**] input period shall be granted. Downtime forms will be destroyed (shredded or burned) or sent to T-Mobile, as directed by T-Mobile, every [**]. StarTek will assign a special ACD tracking code to designate when specified representatives are entering downtime form information into T-Mobile systems. StarTek shall provide a downtime productivity report to T-Mobile displaying time in code, number of downtime forms processed and occupancy rate. T-Mobile agrees to pay StarTek [**] (contingent upon meeting [**] per agent to be agreed upon by both parties) for entering downtime information as stated in the Pricing Schedule set forth in
      Section 24 of this Statement of Work.

12.   OVERTIME.

      12.1. If the call volume exceeds the Final Forecast by more than [**], StarTek will so notify T-Mobile and will recruit trained agents to work overtime to support the call handling. Any overtime in excess of [**] of Final Forecasted volume must be authorized by T-Mobile operations manager or above. For T-Mobile authorized overtime T-Mobile will pay the overtime rate set forth in Section 25 for all volume handled in excess of [**] of the Final Forecast. The billable overtime minutes will be calculated as set forth in Section 12.4.

      12.2. The recruiting process for overtime shall be deployed as soon as the circumstance affecting the call volume variance is identified. If StarTek identifies the item at least [**] before the occurrence, StarTek shall use its commercially reasonable efforts to minimize the financial impact by changing schedules to support the staffing required. StarTek shall also recruit agents to work overtime on a [**] basis when the [**] call volume dictates additional staffing needs to maintain service goals.

      12.3. Except as provided above in Section 12.2, StarTek shall obtain written authorization from T-Mobile for any overtime that may be required or incurred for the performance of the Programs.

      12.4. T-Mobile authorized overtime as defined in section 12.1 will be calculated for purposed of invoice payment by multiplying the handled call volume in excess of [**] of Final Forecast by the [**], and dividing through by 60 to get minutes.

13. SIGNIFICANT CHANGES. When significant changes occur to the processes utilized to provide services, T-Mobile has the right to request information related to compliance and execution of such changes.

14. KPI'S. The KPI's for Services performed hereunder shall be effective for purposes of bonus/penalty adjustments to the invoice as set forth in Exhibit B, as of sixty (60) days following the completion of the initial ramp period.

      14.1. Service Level. Inbound [**] customer service calls: [**]

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      14.2. Call Volume. [**.]

      14.3. Call Quality. According to the results from the call quality observation process, as described below, with a minimum score of [**].

            14.3.1. For the purposes of ensuring Call Quality, StarTek and
                  T-Mobile shall measure the agents' call quality using the following types of observations:

                  14.3.1.1. T-Mobile observation

                  14.3.1.2. StarTek operations observation (4 per agent/month);

                  14.3.1.3. StarTek quality observation (4 per agent/month)

            14.3.2. KPI performance is based upon T-Mobile scores only, whereas the function of the StarTek operations and quality observations is to provide immediate and monthly feedback to agents and StarTek management.

            14.3.3. For the purposes of billing, the scores for all of these observations will be [**] The StarTek operations and StarTek quality observations must each be [**]. If either the StarTek operations or the StarTek quality observation is not [**] T-Mobile may provide written approval of exception to this section 14.3.3 given the number of outsourced issue tickets on T-Mobile observations.

            14.3.4. Calibration. StarTek operations managers shall attend the monthly T-Mobile calibration sessions for the line of business.

            14.3.5. The call quality observation form to be used in this process shall be provided by T-Mobile. Results shall be used to provide both immediate and monthly feedback to agents and StarTek management. StarTek will make best effort to provide each agent with feedback/coaching within 24 hours of being monitored by T-Mobile, StarTek quality team or StarTek operations. StarTek shall keep written documentation of each agent session, signed by the agent, and available for review by T-Mobile upon request. The call quality scoring criteria used by StarTek will match that used by T-Mobile. StarTek must achieve a minimum voice quality score [**] Call monitoring feedback sessions will be held between the agent and the agent's direct supervisor. Any monitored calls using profanity or customer abuse as determined by T-Mobile will result in immediate, unchallenged agent termination from the T-Mobile program.

      14.4.

      14.5.

      14.6. Credit and Adjustments. StarTek shall [**] accuracy audits

15. REPORTS. StarTek shall provide T-Mobile with standard call count reports and performance reports on a [**] basis [**] by [**] for the previous [**] by [**] for the previous [**], and [**] by [**] for the previous [**]. The reports shall be in the format and contain the information mutually agreed upon between StarTek and T-Mobile. StarTek shall provide report cards reflecting measurements of the KPIs and all of the above metrics within [**] of each [**]. All reporting fed by data from the

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      switch is considered standard and is not subject to non-standard report development costs. Hourly lines of business must have agent detail payroll reports to substantiate that billable hours do not exceed actual hours worked. T-Mobile and StarTek shall mutually agree upon any other reports and the cost associated with the development of those reports. T-Mobile agrees to follow the change management process defined by StarTek and agreed to by T-Mobile when requesting changes to reports or additional information. If T-Mobile requires material format changes to T-Mobile standard reports, T-Mobile will be required to compensate StarTek for the development costs, based upon the rate outlined in the Pricing Schedule set forth in Section 25 of this Statement of Work and will be [**] prior to invoicing.

16. MONITORING. T-Mobile shall have the right, to the extent permitted by law and at no additional expense, to monitor at any time (either on-site or remotely) customer contact calls and/or specific agents to ensure compliance with performance, operational and quality control standards. [**] must provide [**] with a remote monitoring solution. There are two quality monitoring options required: a [**] and a [**]. [**] would manage the [**] calls within [**] of being [**]. [**] requires a minimum of [**] calls per agent per month [**]. [**] must have the ability to monitor random calls as they come into the queue, or by locating specific agents [**].

      A. HOLIDAYS. StarTek shall observe the following holiday schedule [**]. T-Mobile shall compensate StarTek for holiday rates as identified in the Pricing Schedule set forth hereunder when applicable to the location where work is performed. Holiday rates apply to the actual holiday only.

                        [**]                        US HOLIDAYS
                        [**]                  New Year's Day (Jan 1)
                        [**]             Memorial Day (last Monday in May)
                        [**]                  Fourth of July (July 4)
                        [**]           Labor Day (first Monday in September)
                        [**]        Thanksgiving Day (4th Thursday in November)
                        [**]                  Christmas (December 25)

17.   SYSTEM DOWNTIME; FORCE MAJEURE.

      17.1.In the event StarTek determines that system maintenance is necessary, StarTek will notify T-Mobile of the need for such maintenance [**] prior to the maintenance, and will obtain the prior written approval of T-Mobile to schedule the time and duration of such maintenance. All routine maintenance shall be scheduled during off-peak system hours. In no event shall disclosed and approved interruption of Services for system maintenance constitute a failure of performance by StarTek if performed in accordance with this Section 17. StarTek shall promptly report to T-Mobile any StarTek system failures, including the duration and impact.

      17.2. Except for T-Mobile's obligation to make payments for services actually performed, each Party's failure to perform shall be excused where such failure is a result of causes beyond its reasonable control. Such causes shall include

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            without limitation acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures of third parties, vandalism, power failures by third parties, cables cut by third parties, earthquakes, floods or other similar catastrophes, terrorist activities, failure of the T-Mobile system or the Internet not related to StarTek's actions or inactions, any law, order, regulation, direction, action or request of any governmental entity or court or civil or military authority having jurisdiction over either of the parties, national emergencies, insurrections, riots, wars, strikes, lock outs, or work stoppages. In the event of failures to perform for [**] or more as a result of a force majeure, either Party may terminate the Agreement by giving written notice to the other Party. Any such notice of termination shall be effective upon receipt.

      17.3.Notwithstanding the foregoing or anything in the Agreement to the contrary, StarTek shall take commercially reasonable steps to ensure that the Services shall continue without interruption due to StarTek systems failure during the term of the Agreement by implementing [**] reasonably necessary to provide the Services with an up-time of [**] (not including scheduled maintenance), which shall include [**] and the like. The components and execution of this plan must be reviewed, updated, and tested semi annually and results reported to T-Mobile.

      17.4. Where downtime is a result of [**]

      17.5. Where downtime is a result of [**]

18. ALLOCATION OF RESOURCES. T-Mobile acknowledges that upon the occurrence of a force majeure event or in instances of unusually high demand, demands on StarTek's facilities may exceed such facilities available capacity. In any such instance, StarTek shall, upon written notice to T-Mobile, be entitled to equitably prioritize Services and otherwise curtail utilization of its facilities in a manner so that any degradation to the Services provided to T-Mobile is (unless agreed otherwise by T-Mobile in writing) no greater than the level of degradation experienced by StarTek's other customers. Upon the request of T-Mobile, StarTek shall provide T-Mobile with reasonable evidence of its compliance with the foregoing.

19. RECRUITING REQUIREMENTS. StarTek recruiting efforts shall meet the following requirements in the selection process of all personnel hired to perform the T-Mobile USA services as describe in this SOW. T-Mobile reserves the right to audit the selection process.

      19.1. A mutually approved customer service assessment

      19.2. A behavioral interview

      19.3.Background checks, which shall include criminal records, are required and shall be completed before employment. Costs incurred for background checks associated with such criminal records [**].

20. STAFFING REQUIREMENTS. StarTek agrees to maintain the following staffing ratios: [**] StarTek agrees that all managers shall be full-time StarTek employees. Subject to Section 21.1, StarTek will ensure that each person assigned to a function has the

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      necessary functional and T-Mobile-related training to successfully perform the function. StarTek must provide specific agent information up to what the law allows. Information required includes agent name, agent ID, start date on T-Mobile line of business, assessment scores, termination date from T-Mobile line of business, quality average.

21. All support functions such as StarTek quality, instructional analysts, and trainers must be housed within the site where the work for this line of service is being performed unless otherwise agreed to in writing by T-Mobile.

      21.1.In addition, before a function is performed by an individual assigned to that function, StarTek shall verify that the necessary skills have been attained through the use of certification of skills program. If T-Mobile reasonably requests StarTek to remove any personnel performing Services pursuant to this Agreement, StarTek shall promptly comply with such request, within [**]. In support of this process, StarTek will do the following:

            21.1.1. Team leaders/supervisors shall go on-line to support customer calls each week for at least [**] (approximately [**]) to maintain their skills. The remainder of their time shall be used to support agent development, and to otherwise assist StarTek employees to perform the Services.

            21.1.2. Quality Assurance specialists shall go on-line to support customer calls each [**] for at least [**] (approximately [**]) to maintain their skills.

            21.1.3. Managers, lead representatives, team leaders/supervisors and trainers must be full-time employees of StarTek and must have completed T-Mobile National Standard Curriculum Training.

            21.1.4. Supervisors will monitor a minimum of two (2) calls per agent per week.

22. FRAUD. StarTek shall implement and enforce T-Mobile policies and procedures as well as StarTek's own procedures to detect and prevent handset or credit card theft or other fraudulent activity by an employee or agent of StarTek. StarTek shall cooperate with any T-Mobile investigation into handset or credit card theft or other fraudulent activity by an employee or agent of StarTek. If an employee or agent of StarTek is suspected of committing handset or credit card theft or other fraudulent activity against T-Mobile, StarTek will promptly notify T-Mobile of the suspected fraudulent activity and will provide T-Mobile with information necessary to conduct an investigation, including but not limited to the employee name, address, contact information, social security number, emergency contact address and phone numbers, and any other information that will assist in investigation of the suspected fraudulent activity. This information will be provided to T-Mobile within 48 hours of the request from T-Mobile.

      StarTek will assume all responsibility for handset theft, credit card theft or other fraudulent activity by an employee or agent of StarTek or their failure to follow T-Mobile policies and procedures. [**] the following address:

            T-Mobile USA, Inc.
            Attn:  Kevin Golas, Sr. Manager of Investigations

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            794 Roble Road
            Allentown, PA  18109

      [**] shall be made to T-Mobile within [**] of the date the outsourced vendor receives an [**].

      T-Mobile reserves the right to prosecute any employee or agent of StarTek that committed fraud against T-Mobile or a customer of T-Mobile.

23. BILLABLE MINUTES: For purposes of this Agreement, "Billable Minutes " is defined as:

      23.1. [**] multiplied by the [**] when [**] is delivered to StarTek.

      23.2.In the event where less than [**] is delivered to StarTek, amounts payable to StarTek shall be based upon [**].

      23.3.During system downtime as a result of a [**], amounts payable [**].
            Where actual AHT is unavailable [**], the lesser of [**] will be substituted.

      23.4.StarTek shall be paid [**] rate as listed in Section 25 for the actual minutes of processing downtime forms as detailed in the required ACD productivity reports displaying time in code and number of forms processed. .

      23.5.During system downtime as a result of a StarTek failure outside the definitions provided for in Section 17.2, and StarTek is unable to accept the call volume T-Mobile is otherwise prepared to provide it, for the purposes of determining KPI penalties, StarTek will use the forecasted volume to determine service levels for those downtime intervals.

      23.6.Overtime will be calculated by interval using the following formula:
            interval handled call volume in excess of [**] multiplied by the lesser of [**] of the KPI AHT and interval AHT, and divided through by 60 to obtain the number of minutes. These are the billable OT minutes where T-Mobile USA has solicited and provided written approval of overtime.

24. SERVICE LEVELS /BREACH OF SERVICE LEVELS. StarTek shall meet or exceed the Key Performance Indicator Service Levels as provided in Performance Pricing Matrix in Exhibit B. Performance outside of the neutral zone of the specified Key Performance Indicators will result in increases/deductions to the overall price per minute as provided in Exhibit B.

      24.1.In the event that StarTek negatively performs any of the Key
            Performance Indicators, in performance subject to deductions in payment/pricing (not neutral or bonus-able performance) as specified in Performance Price Matrix in Exhibit B, for a consecutive period of [**], StarTek shall be in breach of this Agreement. StarTek shall prepare a plan to cure the breach and shall have [**] from the date of the first date of failure in which to cure the breach. In the event that StarTek fails to cure the breach within the [**] from the date of the first date of failure, T-Mobile may terminate the Agreement for StarTek's breach.

25. PRICING SCHEDULE. T-Mobile shall pay StarTek for Services as provided in the following schedule. Interim prices apply until[ **] following the initial ramp period.

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      Penalty and Bonus Matrix (KPIs) shall apply [**] following the initial ramp period and the premium pricing goes into effect.

      25.1.INTERIM PRICING. Interim Pricing shall apply until [**] following the conclusion of the initial ramp period

            25.1.1. Standard Rate: [**]

            25.1.2. Holiday Rate: [**]

            25.1.3. Overtime Rate: [**]

      25.2.PREMIUM PRICING. Premium Pricing shall apply as of [**] following the conclusion of the initial ramp period.

            25.2.1. Standard Rate: [**]

            25.2.2. Holiday Rate: [**]

            25.2.3. Overtime Rate: [**]

      25.3. [**.]

            25.3.1. [**]

            25.3.2. [**]

            25.3.3. [**]

            25.3.4. [**]

            25.3.5. [**]

            25.3.6. [**]

            25.3.7. [**]

            25.3.8. [**]

            25.3.9. [**]

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                                 EXHIBIT B [**]

                * -- ALL FIGURES ON EXHIBIT B HAVE BEEN REDACTED
                                      [**]

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                                    EXHIBIT C

                * -- ALL FIGURES ON EXHIBIT B HAVE BEEN REDACTED
                                      [**]

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                                   EXHIBIT A-6

                            STATEMENT OF WORK - [**]

This Statement of Work, Exhibit A-6 is incorporated into that certain T-Mobile USA Service Partner Services Agreement ("Agreement") dated August 1, 2005 by and between T-Mobile USA, Inc. ("T-Mobile") and StarTek USA, Inc. ("StarTek"). The Statement of Work shall be effective as of August 1, 2005 and the defined terms used in this Statement of Work shall have the meanings provided in the Agreement unless expressly defined herein.

1. GENERAL. StarTek will handle [**] work for T-Mobile. StarTek will maintain a dedicated program (i.e., StarTek's dedicated representatives shall handle only T-Mobile work, StarTek's team supervisors shall support only T-Mobile dedicated representatives and StarTek's team managers will support only T-Mobile dedicated team supervisors) to perform the Services.

2. HOURS OF OPERATION. Except as otherwise set forth herein, the hours of operation will be [**]. Any change to the hours of operation on a T-Mobile line of business at any site by StarTek requires written request and approval by a Vice President of T-Mobile of the change. Any change to the hours of operation on a T-Mobile line of business at any site by T-Mobile requires written notification to StarTek. Any closure of a site or 100% reallocation of headcount to another site in which a T-Mobile line of business resides requires written notice to T-Mobile [**] in advance of the closure or reallocation. Any reallocation of headcount (not due to forecast change) to another site [**] of the total line of business headcount requires written to T-Mobile [**] in advance. StarTek will provide a comprehensive written plan as to how StarTek will maintain services for the line of business to mitigate impact and prevent tangible and intangible cost to T-Mobile.

3.    CALL VOLUME AND FORECASTING.

      3.1. For the purposes of meeting the forecast, StarTek will utilize full time equivalents ("FTEs") in accordance with this Statement of Work. An FTE is defined as [**] Customer Facing Employee [**]. An FTE is not equivalent to headcount.

      3.2.  FTEs will be classified into the following categories:

            3.2.1. Production FTE, which includes FTEs who are agents productive to the line of business

            3.2.2. Training FTE, which includes FTEs who are currently in training and not productive to the line of business

            3.2.3. Get More Academy ("GMA") FTE, which includes FTEs who are productive to the line of business at least part of their day, but are still in training

            3.2.4. Leave of Absence ("LOA") FTE, which includes all FTEs who cannot be classified into Production, Training, or GMA.

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      3.3.  T-Mobile will regularly prepare and deliver to StarTek the following forecasts for the services to support the proper planning of the infrastructure required to support the programs:

            3.3.1. T-Mobile shall deliver a [**] rolling informational forecast to StarTek on or before the 15th day of each month (the [**]), which shall contain forecasted [**] call volumes.

            3.3.2. T-Mobile shall deliver a final forecast to the StarTek no less than 45 days before the 1st day of each [**] for which the forecast is made, which shall contain a [**] call volume and Average Handle Time ("AHT") forecast by [**] interval (the "Final Forecast"). The Final Forecast will contain an updated [**] volume and AHT forecasts, which will vary no more than [**] in call volume each day from the [**]. If the Final Forecast is not delivered in a timely fashion with respect to a particular month, the appropriate [**] rolling informational forecast shall be the Final Forecast for such [**].

            3.3.3. For informational purposes only, T-Mobile shall deliver a
                  [**] forecast.

      3.4. StarTek will provide to T-Mobile all assumptions used to translate forecasts into scheduled FTE.

      3.5. T-Mobile and StarTek will mutually agree upon and participate in the preparation of other work volume forecasts, as reasonably required for the successful performance of the Programs in this line of business. These may include, without limitation, [**]. As part of the support structure, StarTek will provide a National Resource Planning Analyst who will, among other things, assist T-Mobile in the development of work volume forecasts.

      3.6. StarTek will recruit, train, and staff to a minimum of [**] of the forecasted FTE and be able to handle [**] of the forecasted work volume. If the Final Forecast for a particular [**] is [**] or more of the Final Forecast for the proceeding [**], StarTek may add additional staff to service such increase with the prior consent of T-Mobile, which consent shall not be unreasonably withheld.

      3.7. If the Production FTE count falls [**] below the forecasted FTE, StarTek will recruit and hire agents to back-fill the attrition. The recruited agents must start training within fourteen (14) days of exceeding threshold. The associated training costs are the responsibility of the StarTek and are not billable to T-Mobile.

      3.8. If the FTE requirement drops [**] T-Mobile will work with StarTek in good faith to back-fill with additional business [**] as StarTek ramps down to the required FTEs. T-Mobile and StarTek will mutually agree in writing on the number of FTEs that will be included in the ramp down.

4. PRODUCTIVITY SPECIFIC TO WORKLOAD TYPE. T-Mobile and StarTek will agree on productivity measurements specific to the line of business.

5. RAMP. Ramp is defined as any required FTE increase necessary to accomodate work volume growth of greater than [**] of the volume in the peak [**] of the prior [**].

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6.    RAMP PLANS. For the purposes of this document a Ramp Plan is defined as a
      T-Mobile approved plan to add substantial FTEs to a current line of business or a change to the current line of business with substantial additions to current StarTek FTEs that support T-Mobile services. StarTek must submit written Ramp Plans to T-Mobile for written approval by a T-Mobile operations manager or above.

7.    TRAINING.

      7.1. Agents will be trained on the T-Mobile standard New-Hire Training Curriculum. Training for the program shall be in accordance with the T-Mobile New Hire Training Curriculum. Upon [**] written notice to StarTek, T-Mobile may change the T-Mobile New Hire Training Curriculum and the hours required for delivery. Prior to completion of training, T-Mobile will deliver to StarTek all applicable application IDs. Sharing of application IDs is prohibited under T-Mobile policy. StarTek will establish procedures to prevent sharing of application IDs. Any agent who violates this policy will be promptly removed from the T-Mobile account.

      7.2. Any new hire training conducted for net growth must be approved in writing by a T-Mobile training manager or above. Written approval must be attached to the invoice in order to substantiate billable new hire training. T-Mobile will be kept informed of all attrition training.

      7.3. All agent-level training-period performance, including attendance, quality, and assessment scores, regardless of whether net growth or attrition-related, will be reported [**] invoice.

      7.4. The ratio of trainers to trainees is not to exceed a classroom level of [**] The [**] trainers can include a fully-certified trainer with the support of a supervisor who has been through a certified training course.

      7.5. All costs and expenses for training and training materials for new agents and any initial and program extension training, or changes or modifications to the program or continuation training that exceeds [**] shall be borne by [**] Online options must be used by StarTek in lieu of printed materials wherever reasonably available. All written materials must be reused by StarTek where reasonable. [**] will not reimburse for training or training materials utilized for attrition-related training. [**] shall not compensate [**] for any agent who does not complete the training and graduate from [**]. Documented training trackers must accompany all invoices for approval of billed charges. Documentation must contain as much information as allowed by law. Information required but not limited to: Agent name, agent training start date, attendance record, and assessment and quality scores. All Continuing Education classes are to be tracked via auxiliary (AUX) or automatic call distributor
            (ACD) code and submitted monthly with reporting displaying agent's name, the exact amount of time spent in each training course, the name of each training course, and the total time in the month spent in Continuing Education training. It is StarTek's responsibility to deliver all appropriate training within the scheduled time frame, subject to service level considerations.

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      7.6.  StarTek will schedule Streamline read time not to exceed the amount of six (6) minutes per day, no more than thirty (30) minutes per agent per week. Streamline read time must be measured via ACD or AUX code, or via skill set, and reported monthly. Streamline read time will be billed at the hourly continuing education training rate and is subject to the [**] StarTek is responsible for as referenced in section 7.5.

      7.7. StarTek must not graduate any new hire agent from training/GMA to production if the agent has missed more than 8 hours in the training classroom, or 16 hours in GMA. The agent must return to the classroom or GMA as applicable to make up missed time before graduating to production. T-Mobile must receive written documentation of the missed time and proof that the time has been made up before being considered ready for production. New agents must also pass training assessments at [**] or higher in quality scores during GMA to graduate from training to production.

      7.8. [**] requests for removal of personnel, including, but not limited to, new trainers and any associated materials, [**].

      7.9. If StarTek is not meeting the quality standards set forth in Section 14 below and it is determined by T-Mobile that additional "skill set" training is required for the StarTek representatives, [**] will bear the cost of the additional training.

      7.10.T-Mobile curriculum is to be facilitated by Certified Facilitators.
            Certification to be provided by StarTek. If the StarTek does not have a certification course they will be required to use the T-Mobile approved certification course. Facilitators are required to be certified by either T-Mobile Learning and Development specialist or their own Certified Training Manager. Non-certified Supervisors/Operations Managers/Coaches or Team Leads cannot conduct New Hire Training.

      7.11. StarTek will abide by the documented training guidelines.

8. ESCALATION PROCEDURES. StarTek shall utilize T-Mobile-provided escalation processes, to handle calls beyond the agent's scope of training or for management support of a customer issue. This process will ensure that each call that cannot be handled by the agent is then handled by the lead representative up through the manager before being transferred to T-Mobile for resolution. If a customer requires management support, the agent shall transfer the call to a manager. T-Mobile shall update all on-line job aides that define the escalation procedures for the program when any changes are made.

9.    [**]

      9.1.  [**]

10. CUSTOMER CARE SYSTEMS. StarTek shall be responsible for costs associated with workstations and local area network (LAN) infrastructure equipped to run the most recent version of the [**] deployed at the time of the implementation of this Agreement. StarTek is hereby granted a license for the term of this Agreement to use the [**] for the sole purposes of performing its obligations under this Agreement. StarTek shall also provide the building, telecommunications switch for the Interactive

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      Voice Response (IVR) system, remote monitoring application and associated toll free number, Universal Power Supply (UPS), desktop computers, office supplies, and dedicated workspaces in each call center. [**] shall be responsible for costs associated with wide area network (WAN) infrastructure (including, but not limited to, the WAN data connectivity infrastructure, application/database servers, routers, and related peripherals. [**] shall also be responsible for software required to support the [**]. T-Mobile will be responsible for the [**], Knowledge Database, and Call Tracking systems required to support the Services performed under this Agreement.

11. SYSTEMS USE AND DOWNTIME. Information given to callers or collected by agents will be directly taken from and/or input into T-Mobile's systems. In the event that T-Mobile's systems go down, StarTek shall capture call information in Remedy, or on the downtime forms provided by T-Mobile and will be instructed on procedure in each scenario as applicable by T-Mobile. If paper forms are utilized, StarTek agrees that it shall then input information from these downtime forms once the system is restored. Turnaround commitment to enter downtime forms into T-Mobile's systems will be [**] from the time when T-Mobile's systems are restored. If call volume does not allow for [**] turnaround due to call volume meeting at least [**] the forecasted volume, another [**] input period shall be granted. Downtime forms will be destroyed (shredded or burned) or sent to T-Mobile, as directed by T-Mobile, every [**]. StarTek will assign a special ACD tracking code to designate when specified representatives are entering downtime form information into System. StarTek shall provide a downtime productivity report to T-Mobile displaying time in code, number of downtime forms processed and occupancy rate. T-Mobile agrees to pay StarTek the [**] (contingent upon meeting [**] per agent to be agreed upon by both parties) for entering downtime information as stated in the Pricing Schedule set forth in Section 24 of this Statement of Work.

12.   OVERTIME.

      12.1.If the daily work volume will exceed the Final Forecast by more than [**], StarTek will so notify T-Mobile and will recruit trained agents to work overtime to support the work handling. If the Final Forecast is within [**], StarTek must recruit agents to work overtime to cover the shortage and StarTek shall be responsible for any overtime expenses. Any additional staffing required for call volume over [**] Final Forecast must be approved by T-Mobile in advance. T-Mobile will pay the overtime rate for all approved overtime.

      12.2.The recruiting process for overtime shall be deployed as soon as the circumstance affecting the call volume variance is identified. If StarTek identifies the item at least [**] before the occurrence, StarTek shall use its commercially reasonable efforts to minimize the financial impact by changing schedules to support the staffing required. StarTek shall also recruit agents to work overtime on a [**] basis when the [**] call volume dictates additional staffing needs to maintain service goals.

      12.3.Except as provided above in Section 12.2, StarTek shall obtain written authorization from T-Mobile for any overtime that may be required or incurred for the performance of the Programs.

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      12.4.A reasonable estimate for the amount of overtime necessary to meet the Service Level will be provided to T-Mobile for written approval. Overtime need should be driven by [**] of the forecast. Overtime resulting from staffing [**].

13. SIGNIFICANT CHANGES. When significant changes occur to the processes utilized to provide services, T-Mobile has the right to request information related to compliance and execution of such changes.

14. KPIS. [**] T-Mobile will provide [**] specific KPIs to StarTek USA, Inc. All KPIs will be mutually agreed upon. 15. REPORTS. T-Mobile and StarTek will mutually agree upon required reports and timelines by December 1, 2005. The tool for Offline will provide a "canned" set of reports.

16. MONITORING. T-Mobile shall have the right, to the extent permitted by law and at no additional expense, to monitor at any time (either on-site or remotely) customer contact calls and/or specific agents to ensure compliance with performance, operational and quality control standards. [**] must provide [**] with a remote monitoring solution. There are two quality monitoring options required: a [**] and a [**]. The [**] would manage the [**], [**] calls within [**] of being [**]. [**] requires a minimum of [**] calls per agent per month [**]. [**] must have the ability to monitor random calls as they come into the queue, or by locating specific agents [**].

      A. HOLIDAYS. StarTek shall observe the following holiday schedule [**]. T-Mobile shall compensate StarTek for holiday rates as identified in the Pricing Schedule set forth hereunder when applicable to the location where work is performed. Holiday rates apply to the actual holiday only.

                        [**]                        US HOLIDAYS
                        [**]                  New Year's Day (Jan 1)
                        [**]             Memorial Day (last Monday in May)
                        [**]                  Fourth of July (July 4)
                        [**]           Labor Day (first Monday in September)
                        [**]        Thanksgiving Day (4th Thursday in November)
                        [**]                  Christmas (December 25)

17.   SYSTEM DOWNTIME; FORCE MAJEURE.

      17.1.In the event StarTek determines that system maintenance is necessary, StarTek will notify T-Mobile of the need for such maintenance [**] to the maintenance, and will obtain the prior written approval of T-Mobile to schedule the time and duration of such maintenance. All routine maintenance shall be scheduled during off-peak system hours. In no event shall interruption of Services for prior disclosed and approved system maintenance constitute a failure of performance by StarTek if performed in accordance with this Section 17. StarTek shall promptly report to T-Mobile any StarTek system failures, duration and impact.

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      17.2. Except for T-Mobile's obligation to make payments for services actually performed, each Party's failure to perform shall be excused where such failure is a result of causes beyond its reasonable control. Such causes shall include without limitation acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures of third parties, vandalism, power failures by third parties, cables cut by third parties, earthquakes, floods or other similar catastrophes, terrorist activities, failure of the T-Mobile system or the Internet not related to StarTek actions or inactions, any law, order, regulation, direction, action or request of any governmental entity or court or civil or military authority having jurisdiction over either of the parties, national emergencies, insurrections, riots, wars, strikes, lock outs, or work stoppages. In the event of failures to perform for [**] or more as a result of a force majeure, either Party may terminate the Agreement by giving written notice to the other Party. Any such notice of termination shall be effective upon receipt.

      17.3.Notwithstanding the foregoing or anything in the Agreement to the contrary, StarTek shall take commercially reasonable steps to ensure that the Services shall continue without interruption due to a StarTek systems failure during the term of the Agreement by implementing [**] reasonably necessary to provide the Services with an up-time of [**] (not including scheduled maintenance), which shall include [**] and the like. The components and execution of this plan must be reviewed, updated, and tested semi-annually and results reported to T-Mobile.

18. ALLOCATION OF RESOURCES. T-Mobile acknowledges that upon the occurrence of a force majeure event or in instances of unusually high demand, demands on StarTek facilities may exceed such facilities available capacity. In any such instance, StarTek shall, upon written notice to T-Mobile, be entitled to equitably prioritize Services and otherwise curtail utilization of its facilities in a manner so that any degradation to the Services provided to T-Mobile is (unless agreed otherwise by T-Mobile in writing) no greater than the level of degradation experienced by StarTek's other customers. Upon the request of T-Mobile, StarTek shall provide T-Mobile with reasonable evidence of its compliance with the foregoing.

19. RECRUITING REQUIREMENTS. StarTek recruiting efforts shall meet the following requirements in the selection process of all personnel hired to perform the T-Mobile services as described in this Agreement. T-Mobile reserves the right to audit the selection process.

      19.1. A mutually approved customer service assessment

      19.2. A behavioral interview

      19.3.Background checks, which shall include criminal records, are required and shall be completed before employment. Costs incurred for background checks associated with such criminal records [**].

20. STAFFING REQUIREMENTS. StarTek agrees to maintain the following staffing ratios: [**] StarTek agrees that all managers shall be full-time StarTek employees. Subject

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      to Section 21.1, StarTek will ensure that each person assigned to a function has the necessary functional and T-Mobile-related training to successfully perform the function. StarTek must provide specific agent information up to what the law allows. Information required includes agent name, T-Mobile agent IDs, start date on T-Mobile line of business, assessment scores, termination date from T-Mobile line of business, quality average.

21. All support functions such as StarTek quality, instructional analysts, and trainers must be housed within the site where the work is being performed unless otherwise agreed to in writing by T-Mobile.

      21.1.In addition, before a function is performed by an individual assigned to that function, StarTek shall verify that the necessary skills have been attained through the use of certification of skills program. If T-Mobile reasonably requests StarTek to remove any personnel performing Services pursuant to this Agreement, StarTek shall promptly comply with such request, within [**]. In support of this process, StarTek will do the following:

            21.1.1. Team leaders/supervisors shall perform productive work for at least [**] to maintain their skills. The remainder of their time shall be used to support agent development, and to otherwise assist StarTek employees to perform the Services.

            21.1.2. Quality Assurance specialists shall perform productive work for at least [**] to maintain their skills.

            21.1.3. Managers, lead representatives, team leaders/supervisors and trainers must be full-time employees of StarTek and must have completed T-Mobile National Standard Curriculum Training.

            21.1.4. Supervisors will audit a mutually agreeable amount of agent work per week for accuracy.

22. FRAUD. StarTek shall implement and enforce T-Mobile policies and procedures as well as StarTek's own procedures to detect and prevent handset or credit card theft or other fraudulent activity by an employee or agent of StarTek USA, Inc. StarTek shall cooperate with any T-Mobile investigation into handset or credit card theft or other fraudulent activity by an employee or agent of StarTek. If an employee or agent of StarTek is suspected of committing handset or credit card theft or other fraudulent activity against T-Mobile, StarTek will promptly notify T-Mobile of the suspected fraudulent activity and will provide T-Mobile with information necessary to conduct an investigation, including but not limited to the employee name, address, contact information, social security number, emergency contact address and phone numbers, and any other information that will assist in investigation of the suspected fraudulent activity. This information will be provided to T-Mobile within 48 hours of the request from T-Mobile.

      StarTek. will assume all responsibility for handset theft, credit card theft or other fraudulent activity by an employee or agent of StarTek or their failure to follow T-Mobile policies and procedures. [**] to the following address:

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                 T-Mobile USA, Inc.
                 Attn:  Kevin Golas, Sr. Manager of Investigations
                 794 Roble Road
                 Allentown, PA  18109

      [**] shall be made to T-Mobile within [**] of the date the outsourced vendor receives an [**].

      T-Mobile reserves the right to prosecute any employee or agent of StarTek who committed fraud against T-Mobile or a customer of T-Mobile.

23. BILLABLE HOURS: For purposes of this Agreement, "Billable Hours" is defined as:

      23.1. Hours [**] to Activations Offline, which [**].

      23.2.[**] hours shall not exceed the [**] unless increased workload is [**] and is [**] in writing.

24. SERVICE LEVELS /BREACH OF SERVICE LEVELS. StarTek shall meet or exceed the Key Performance Indicator Service Levels as will be provided as referenced in Section 14.

25. PRICING SCHEDULE. T-Mobile shall pay StarTek for Services as provided in the following schedule

      25.1. PRODUCTION PRICING.

            25.1.1. Standard Rate: [**]

            25.1.2. Holiday Rate: [**]

            25.1.3. Overtime Rate: [**]

      25.2. AGENT TRAINING.

            25.2.1. [**]

            25.2.2. [**]

            25.2.3. [**]

            25.2.4. [**]

            25.2.5. [**]

            25.2.6. [**]

            25.2.7. [**]

            25.2.8. [**]

            25.2.9. [**]

Executable Version
T-Mobile USA Confidential              Page 9